UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Rekor Systems, Inc.
(Exact name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(410) 762-0800
March 25, 2024
Dear Stockholder,
You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Rekor Systems, Inc. to be held at 10:30 a.m. (Eastern time) on April 18, 2024, at NASDAQ Marketsite® - 4 Times Square, 2nd Floor, New York, NY 10036 and virtually via a live video webcast at https://central.virtualshareholdermeeting.com/vsm/web?pvskey=REKR24. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.
The principal business of the meeting will be (i) to elect as directors the nominees named in this proxy statement to serve until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified, (ii) to ratify the appointment of Marcum LLP as our independent public accountant for the fiscal year ending December 31, 2024, (iii) to adopt an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of our common stock, $0.0001 par value per share, from 100,000,000 to 300,000,000 (iv) to adopt an amendment and restatement of the Company’s 2017 Equity Award Plan to increase the number of authorized shares of common stock reserved for issuance to 10,000,000, (v) to advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay), and (vi) to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.
We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.
Sincerely,

/s/ Robert A. Berman
Robert A. Berman
Executive Chairman of the Board
YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY PROMPTLY.

6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(410) 762-0800
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held April 18, 2024
To the Stockholders of Rekor Systems, Inc.:
NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Rekor Systems, Inc., a Delaware corporation (the “Company”), will be held at 10:30 a.m. (Eastern Time) on April 18, 2024, or such later date or dates as such Annual Meeting date may be adjourned, at NASDAQ Marketsite® - 4 Times Square, 2nd Floor, New York, NY 10036 and virtually via a live video webcast at https://central.virtualshareholdermeeting.com/vsm/web?pvskey=REKR24 , for the purpose of considering and taking action on the following proposals:
1.	To elect as directors the nominees named in the proxy statement.
2.	To ratify the appointment of Marcum LLP as our independent public accountant for the fiscal year ending December 31, 2024.
3.
To adopt an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of our common stock from 100,000,000 to 300,000,000 (the “Charter Amendment”);

4.
To adopt an amendment and restatement to our 2017 Equity Award Plan to increase the number of authorized shares of common stock reserved for issuance to 10,000,000 shares (the “Equity Award Plan Amendment”);

5.	To advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay); and
6.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.
The foregoing business items are more fully described in the following pages, which are made part of this notice. The Board recommends that you vote as follows:
•	“FOR” for the election of each of the Board nominees as directors;
•	“FOR” ratification of the selection of Marcum LLP as our independent public accountant for our fiscal year ending December 31, 2024;
•	“FOR” the adoption of the Charter Amendment to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000;
•	“FOR” the adoption of the Equity Award Plan Amendment to increase the number of authorized shares of common stock reserved for issuance under our 2017 Equity Award Plan to 10,000,000 shares; and
•	“FOR” the compensation of our named executive officers as set forth in this proxy statement.
You may vote if you were the record owner of the Company’s common stock at the close of business on February 21, 2024. The Board of Directors of the Company has fixed the close of business on February 21, 2024, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date there were 84,404,798 shares of common stock outstanding and entitled to vote at the Annual Meeting. Holders of the shares of common stock are entitled to one vote for each share of common stock held. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary of the Company at 6721 Columbia Gateway Drive, Suite 400, Columbia, Maryland.
All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting in person or via live videocast or not, we recommend that you also submit your proxy or voting instructions or vote by Internet, telephone or mail prior to the meeting, in accordance with the instructions on the proxy card, so that your vote will be counted if you later decide not to attend or vote at the Annual Meeting.
By Order of the Board of Directors of Rekor Systems, Inc.,
Sincerely,

By:	/s/ Robert A. Berman
Executive Chairman of the Board

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT
Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting in person or via live videocast.
For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “General Information About the Annual Meeting” in the proxy statement accompanying this notice.
We encourage you to vote by completing, signing, and dating the proxy card, and returning it in the enclosed envelope, or by following the electronic voting instructions below.
If you have questions about voting your shares, please contact our Corporate Secretary at Rekor Systems, Inc., at 6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046, telephone number (410) 762-0800.
If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement at any time before it is voted.
We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed with this notice a proxy statement/prospectus.
THE PROXY STATEMENT IS AVAILABLE AT: https://east.proxyvote.com/pv/web
VOTING IS AVAILABLE AT: https://east.proxyvote.com/pv/web
By Order of the Board of Directors,
Sincerely,

/s/ Robert A. Berman
Robert A. Berman
Executive Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON April 18, 2024 AT 10:30 A.M. EDT.

The Notice of Annual Meeting of Stockholders and our Proxy Statement are available at:
https://east.proxyvote.com/pv/web

REFERENCES TO ADDITIONAL INFORMATION
This proxy statement incorporates important business and financial information about Rekor Systems, Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (“SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Corporate Secretary of Rekor Systems, Inc., 6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046, telephone number (410) 762-0800.
To ensure timely delivery of these documents, any request should be made no later than April 4, 2024 to receive them before the annual meeting.
For additional details about where you can find information about Rekor Systems, Inc., please see the section entitled “Where You Can Find More Information” in this proxy statement.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	7
EXECUTIVE OFFICERS	17
EXECUTIVE COMPENSATION	18
COMPENSATION OF REKOR DIRECTORS	23
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	24
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	25
PROPOSAL NO. 3 – ADOPTION OF CHARTER AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK	26
PROPOSAL NO. 4 – ADOPTION OF EQUITY AWARD PLAN AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN	28
PROPOSAL NO. 5 – ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUT NAMED EXECUTIVE OFFICERS	37
OTHER MATTERS	38
ANNEX A – THIRD CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	A-1
ANNEX B – 2017 EQUITY AWARD PLAN (AS AMENDED AND RESTATED)	B-1

6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(410) 762-0800
FOR REKOR SYSTEMS, INC.
GENERAL INFORMATION ABOUT THE
2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 18, 2024
This proxy statement, along with the accompanying notice of the 2024 Annual Meeting of Stockholders, contains information about the 2024 Annual Meeting of Stockholders of Rekor Systems, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 10:30 a.m. EDT on April 18, 2024, in person at NASDAQ Marketsite® - 4 Times Square, 2nd Floor, New York, NY 10036 and virtually via a live video webcast at https://central.virtualshareholdermeeting.com/vsm/web?pvskey=REKR24 or such later date or dates as such Annual Meeting date may be adjourned. For directions to the meeting, please call (410) 762-0800.
In this proxy statement, we refer to Rekor Systems, Inc. as “Rekor,” the “Company,” “we,” “us” or “our.”
Why Did You Send Me This Proxy Statement?
The Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) is soliciting proxies, in the accompanying form, to be used at the Annual Meeting on April 18, 2024 at 10:30 a.m. EDT and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on April 18, 2024: The proxy statement and annual report to security holders are available at https://east.proxyvote.com/pv/web
The following documents are being mailed on or about March 27, 2024, to all stockholders entitled to notice of and to vote at the Annual Meeting:
1)	This proxy statement,
2)	The accompanying proxy card,
3)	Our 2023 Annual Report.
The 2023 Annual Report includes our financial statements for the fiscal year ended December 31, 2023 but is not a part of this proxy statement. You can also find a copy of our 2023 Annual Report on Form 10-K, and subsequent quarterly reports on Form 10-Q, on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investor Relations” section of our website at www.rekor.ai/investors
Who Can Vote?
Stockholders who owned common stock at the close of business on February 21, 2024 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 84,404,798 shares of common stock outstanding and entitled to vote.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A stockholder may revoke a proxy before the proxy is voted by electronically delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date or by voting in person at the Annual Meeting.

How Many Votes Do I Have?
Each share of common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Issuer Direct Corporation, or you have stock certificates, you may vote:
•
By mail. If you have received this solicitation by mail, you may complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•
In person at the meeting. If you attend the meeting, you may electronically deliver your completed proxy card to the Secretary during the meeting, or you may vote by completing a ballot electronically by following the instructions provided during the Annual Meeting.

•	Via the Internet at: https://east.proxyvote.com/pv/web
If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:
•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.
•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.
How Does The Board Recommend That I Vote On The Proposals?
The Board recommends that you vote as follows:
•	“FOR” for the election of the Board nominees as directors;
•	“FOR” ratification of the selection of Marcum LLP as our independent public accountant for our fiscal year ending December 31, 2024;
•
“FOR” the adoption of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of our common stock from 100,000,000 to 300,000,000 (the “Charter Amendment”);

•
“FOR” the adoption of an amendment and restatement of our 2017 Equity Award Plan to increase the number of authorized shares of common stock reserved for issuance to 10,000,000 shares (the “Equity Award Plan Amendment”); and

•	“FOR” the compensation of our named executive officers as set forth in this proxy statement.
If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•	signing a new proxy card and submitting it as instructed above;
•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;
•	if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•
attending the Annual Meeting in person or virtually and voting during the meeting. Attending the Annual Meeting in person or virtually will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?
You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your shares are voted.
Will My Shares Be Voted If I Do Not Return My Proxy Card?
If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” When your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of directors), Proposal 3 (Charter Amendment), Proposal 4 (Equity Award Plan Amendment) and Proposal 5 (advisory vote to approve executive compensation) are considered non-routine matters, and Proposal 2 (ratification of our independent public accountant) is considered routine matters. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 2 (ratification of our independent public accountant), but does not have authority to vote your unvoted shares for Proposals 1, 3, 4 and 5. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Election of Directors
The nominees for director who receive the affirmative vote of a majority of votes cast, present or represented by proxy and entitled to vote at the Annual Meeting, will be elected as directors. You may vote either FOR ALL the nominees, WITHHOLD ALL the nominees or FOR ALL EXCEPT any one or more of the nominees. Votes that are withheld will not be included as affirmative votes in the vote tally for the election of directors. Brokerage firms are not entitled to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by such a beneficial owner will be treated as a broker non-vote and such broker non-votes will not be included in the number of votes present and entitled to vote.

Proposal 2: Ratification of the Appointment of Marcum LLP as our Independent Public Accountant for the Fiscal Year Ending December 31, 2024
The affirmative vote of a majority of votes cast, present or represented by proxy and entitled to vote at the Annual Meeting, will be required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted as votes against this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will not be included in the number of votes present and entitled to vote. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of Marcum LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2024, the Audit Committee of the Board may reconsider its appointment.

Proposal 3: Adoption of Charter Amendment to increase authorized Common Stock
The affirmative vote of a majority of votes cast, present or represented by proxy and entitled to vote at the Annual Meeting, will be required to adopt the amendment to our Charter to increase the number of our authorized shares of common stock. Abstentions will be treated as votes against this proposal. Brokerage firms are not entitled to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by such a beneficial owner will be treated as a broker non-vote and such broker non-votes will not be included in the number of votes present and entitled to vote.

Proposal 4: Approval of Equity Award Plan Amendment to increase authorized shares available for issuance
The affirmative vote of a majority of votes cast, present or represented by proxy and entitled to vote at the Annual Meeting, will be required to adopt the Equity Award Plan Amendment. Abstentions will be treated as votes against this proposal. Brokerage firms are not entitled to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by such a beneficial owner will be treated as a broker non-vote and such broker non-votes will not be included in the number of votes present and entitled to vote.

Proposal 5: Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)
The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal (Say-on-Pay). Abstentions will be counted as votes against this proposal and will have the same effect as a negative vote. Broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents
The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.
Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:
•
stockholders whose shares are registered in their own name should contact Broadridge Investor Communication Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling 1-866-540-7095; or

•
stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, stockholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?
In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
When are stockholder proposals due for next year’s annual meeting?
At our annual meeting each year, our Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2025 annual meeting of stockholders by submitting their proposals to the Company in a timely manner. These proposals must meet the stockholders eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by December 19, 2024 to our Corporate Secretary, 6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s named executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.
	Shares Beneficially Owned
Name and address of beneficial owner(1)	Number of Shares beneficially owned(2)	Percent of class
Robert A. Berman	3,300,323(3)	3.9%
Paul de Bary	213,379(4)	*
Glenn Goord	261,529(5)	*
David Hanlon	155,879(6)	*
Steven Croxton	133,379(7)	*
Tim Davenport	—(8)	*
Sanjay Sarma	—(9)	*
Andrew Meyers	—(10)	*
Anne Townsend	—(11)	*
Eyal Hen	151,971(12)	*
David Desharnais	187,045(13)	*
All directors and named executive officers as a group (11 persons)	4,403,505	5.2%
5% or Greater Shareholders
Robert A. Berman	3,300,323(3)	3.9%
Arctis Global, LLC	9,647,491(14)	11.4%
*	Less than 1%
(1)
Unless otherwise indicated, the address of those listed is c/o Rekor Systems, Inc., 6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046. Unless otherwise indicated, all shares are owned directly by the beneficial owner.

(2)	Based on 84,404,798 shares of our common stock issued and outstanding as of the Record Date February 21, 2024.
(3)
Mr. Berman may be deemed to be the beneficial owner of 3,300,323 shares of Rekor Systems, Inc. common stock, or 3.9% of the class of securities. Consists of options to purchase 100,000 shares of our common stock exercisable within 60 days of February 21, 2024, warrants to purchase up to 1,000,000 shares of common stock that are exercisable within 60 days of February 21, 2024, 390,000 shares of common stock related to the 2023 Promissory Note Redemption, 1,008,609 shares of our common stock, and, as the general partner and manager of Avon Road Partners, L.P., he may be deemed to share with Avon Road (and not with any third-party) the power to vote or direct the vote of and to dispose or direct the disposition of the 1,165,104 shares of Rekor Systems, Inc. common stock beneficially owned by Avon Road based on the Schedule 13D/A Amendment No. 8 filed with the SEC by Avon Road and Mr. Berman on June 16, 2023. Additionally, as part of the 2023 Promissory Note Redemption Mr. Berman received 120,000 shares of our common stock.

(4)
Consists of options to purchase 108,499 shares of our common stock exercisable within 60 days of February 21, 2024, restricted stock units of 20,378 which will vest into shares of our common stock within 60 days of February 21, 2024 and 84,502 shares of our common stock.

(5)
Consists of options to purchase 70,999 shares of our common stock exercisable within 60 days of February 21, 2024, restricted stock units of 20,378 which will vest into shares of our common stock within 60 days of February 21, 2024 and 170,152 shares of our common stock.

(6)
Consists of options to purchase 70,999 shares of our common stock exercisable within 60 days of February 21, 2024, restricted stock units of 20,378 which will vest into shares of our common stock within 60 days of February 21, 2024 and 64,502 shares of our common stock.

(7)
Consists of options to purchase 48,499 shares of our common stock exercisable within 60 days of February 21, 2024, restricted stock units of 20,378 which will vest into shares of our common stock within 60 days of February 21, 2024 and 64,502 shares of our common stock.

(8)	Director joined in September 2023 and does not currently hold any shares of our common stock.
(9)	Director joined in September 2023 and does not currently hold any shares of our common stock.
(10)	Director joined in January 2024 and does not currently hold any shares of our common stock.
(11)	Director joined in March 2024 and does not currently hold any shares of our common stock.
(12)
Consists of options to purchase 50,000 shares of our common stock exercisable within 60 days of February 21, 2024, restricted stock units of 33,333 which will vest into shares of our common stock within 60 days of February 21, 2024 and 68,638 shares of our common stock.

(13)	Consists of 170,378 shares of our common stock and restricted stock units of 16,667 which will vest into shares of our common stock within 60 days of February 21, 2024.
(14)
Based on the Schedule 13G/A Amendment No.2 filed with the Securities and Exchange Commission on February 14, 2024, reporting beneficial ownership of 9,647,491 shares of Rekor Systems, Inc. common stock, reporting beneficial ownership of 11.64%. As part of the Securities Purchase Agreement this beneficial owner received 3,250,000 warrants exercisable within 60 days of March 29, 2023. Additionally, as part of the 2023 Promissory Note Redemption this beneficial owner received 390,000 shares of our common stock. The address of the reporting person is 207 Calle Del Parque, 7th Floor, San Juan, Puerto Rico, 00912-3242.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Our Board currently consists of nine members. The Corporate Governance and Nominations Committee and Board have unanimously approved the recommended slate of nine directors.
The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next Annual Meeting of Stockholders and until a successor is named and qualified, or until his earlier resignation or removal. All nominees are members of the current Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the nine persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.
Nominees for Director
Name of Nominee	Age	Position	Director Since
Robert A. Berman	64	Chief Executive Officer, and Executive Chairman of the Board	2016
Paul A. de Bary	77	Lead Director	2017
Glenn Goord	72	Director	2016
David Hanlon	78	Director	2018
Steven D. Croxton	62	Director	2019
Sanjay Emani Sarma	56	Director	2023
Timothy Davenport	48	Director	2023
Andrew Meyers	55	Director	2024
Anne Townsend	46	Director	2024
The Nominations Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election as a member of our Board.
Nominees Biographies
Robert A. Berman, Chief Executive Officer and Director
Robert Berman has served as our Chief Executive Officer and a member of our Board of Directors since March 2016 and was appointed Executive Chairman of the Board of Directors in connection with the retirement of Mr. James McCarthy from the Board on July 23, 2020. Since January 2000, Mr. Berman has served as the General Partner of Avon Road Partners, L.P., a limited partnership investing in real estate and the broadcast media industry. From 2006 through March 2015, Mr. Berman held the office of Chairman and Chief Executive Officer at Cinium Financial Services Corporation, a privately-held specialty finance company, and its predecessor, Upper Hudson Holdings, LLC. Prior to Cinium, Mr. Berman was Chief Executive Officer of Empire Resorts, Inc., a NASDAQ-listed gaming company, from 2002-2005.
Director Qualifications
Mr. Berman has extensive experience in the private equity and public company markets. We believe his strong understanding of the financial markets and the M&A process, and his previous senior executive roles with public companies make him a qualified member of our Board of Directors and to serve as our Chief Executive Officer and Executive Chairman.
Glenn Goord, Director
Glenn Goord has served on our Board of Directors since March 2016. From 1996 until his retirement in 2006, Mr. Goord served as Commissioner of the New York State Department of Correctional Services (“NYSDCS”), where he oversaw the state prison system. Mr. Goord received the Carl Robison Award, the highest honor bestowed by the Middle Atlantic States Correctional Association, in 1997. In 1998 he received the Charles Evans Hughes Award for public service from the Albany based Capital Area Chapter for the American Society for Public Administration (ASPA). In 2002, ASPA awarded Mr. Goord its highest honor, the Governor Alfred E. Smith Award, for his direction of the NYSDCA’s efforts to aid New York City following the September 11, 2001 terrorist attack. Mr. Goord holds a BA in Psychology from Fairleigh Dickinson University.
Director Qualifications
Mr. Goord has a strong background in government operations and procurement. His insights into how government operates is a key skill for board decision making on Rekor strategy in certain industry segments. We believe his management and operational experience makes him a qualified member of our Board of Directors and the committees on which he participates.
Paul A. de Bary, Lead Director
Paul A. de Bary has served on our Board of Directors since January 2017 and as Lead Director since November 2017. As an attorney, financial advisor and investment banker, Mr. de Bary has had extensive experience with financial markets, governmental operations and private businesses. From 1996 to 2015, he was a managing director at Marquette de Bary Co., Inc., a New York based broker-dealer, where he served as a financial advisor for state and local government agencies, public and private corporations and non-profit organizations, as well as general counsel. He previously served as a director of Empire Resorts, Inc. (Nasdaq: NYNY) from 1996 to 2010, where he served as chair of its audit committee as well as, at various times throughout his tenure as a director, a member of the governance and compensation committees and various special committees. Mr. de Bary has also served as Chairman of the Board of Ethics of the Town of Greenwich, Connecticut since 2008. Mr. de Bary is a member of the American Bar Association, the New York State Bar Association and the Association of the Bar of the City of New York. Mr. de Bary holds a JD, an MBA and an A.B. from Columbia University.
Director Qualifications
Mr. de Bary has a diverse background that includes experience as a lawyer, investment banker, corporate officer and member of several boards of directors, including those of public companies. We believe these experiences, combined with his skills and knowledge related to public market decision-making and audit committee roles and responsibilities, makes him qualified member of our Board of Directors and the committees on which he participates.
David P. Hanlon,
David Hanlon has served on our Board of Directors since November 2018. Mr. Hanlon is a founding principal of Executive Hospitality Partners, a strategic and asset management firm. Since 2008, he has served as Chief Executive Officer of Hanlon Investments which provides project development consulting services to casinos, hotels and resorts. Mr. Hanlon has served as a member of Cornell University’s Industry Advisory Board, as well as on the Board of Directors of the Cornell Football Association and was elected to be a lifetime member of the Cornell University Administrative Advisory Board. He was also an advisor to the Wharton Entrepreneurial Program. Mr. Hanlon holds a B.S. in Hotel Administration from Cornell, an MBA in Finance and an M.S. in Accounting from the Wharton School at the University of Pennsylvania and graduated from the Advanced Management Program at the Harvard Business School.
Director Qualifications
Mr. Hanlon has extensive leadership and executive management experience and experience serving on public company boards of directors. We believe his skills and experience make him a qualified member of our Board of Directors and the committees on which he participates.
Steven D. Croxton, Director
Mr. Croxton is Managing Director of Rice, Voelker, LLC and has more than 30 years’ experience in investment and commercial banking. During his career, Mr. Croxton has been involved in financing and advisory transactions totaling more than $35 billion for a variety of public and private corporations. He has previously served on the Board of Directors of Peninsula Gaming, LLC, and has held leadership roles with responsibilities related to investment, corporate, and international banking. Mr. Croxton earned a B.S. in Finance from Louisiana State University, and a Master of International Management from the American Graduate School of International Management (now Thunderbird School of Global Management), and holds FINRA Series 7, 24, 63, and 79 licenses.
Director Qualifications
Mr. Croxton has in-depth knowledge of the capital markets, as well as extensive background in financing and advisory of public corporations. We believe his skills and experiences make him a qualified member of our Board of Directors and the committees on which he participates.
Sanjay Sarma, Prof., Director
Professor Sarma, President, CEO, and Dean of Asia School of Business (“ASB”). Professor Sarma has long been recognized as a thought leader in urban mobility as a co-founder at MIT of the Auto-ID Center, which coordinated the work of major universities around the world in the development of EPCglobal, the current open standard system for RFID. This project laid the groundwork for developing the Internet of Things (IoT). With Linda Bernardi and Kenneth Traub, Professor Sarma co-authored The Inversion Factor: How to Thrive in the IoT Economy (MIT Press, 2017). He is also the founder of IoTask, which provides consulting and advisory services on creating and implementing IOT systems across a number of industry sectors.
Director Qualifications
Professor Sarma has a strong background within the area of global logistics, transportation, and data networks and he is well known with the industry as thought leader within the IoT community. We believe his skills and experiences make him a qualified member of our Board of Directors and the committees on which he participates.
Timothy Davenport, Director
Mr. Davenport currently serves as Chief Operating Officer for Arctis Global, LLC, a hedge fund manager. As a seasoned professional with over 20 years of experience in the hedge fund industry, Mr. Davenport brings a vast wealth of financial and operational expertise to the Board. His keen financial insight will be invaluable in shaping Rekor's financial strategies and acquisition initiatives. Mr. Davenport is a Fellow Chartered Accountant of the Institute of Chartered Accountants in England and Wales. He also holds a degree in mechanical engineering from the University of Birmingham. Before joining Arctis, Mr. Davenport has served as Head of Fund Accounting for Marshall Wace, as COO for MW Eaglewood, and as CFO for Winton, a research-based investment management company with a special focus on statistical inference in financial markets.
Director Qualifications
Mr. Davenport has significant experience within the finance industry and finance strategies. We believe his skills and experiences make him a qualified member of our Board of Directors and the committees on which he participates.
Andrew Meyers, Director
Since 2018, Mr. Meyers has been a partner in Seaport Capital, LLC, a firm that invests in communication infrastructure and services, business and information services and media companies. He has an active role in sourcing, analyzing and structuring new investment opportunities, and also assists in managing the operating activities of Seaport. He focuses primarily on business and information services, communication infrastructure, software and tech-enabled services investments. Mr. Meyers brings an extensive background in corporate governance, having served on various committees, including audit committees, compensation committees, and special committees for both public and private companies.

Director Qualifications
As Partner at Seaport Capital, Mr. Meyers brings in-depth experience with M&A and financial strategies, as well as extensive experience working with technology companies to enhance their growth. With his business background and prior experience in corporate governance, we believe his skills and experiences make him a qualified member of our Board of Directors.
Anne Townsend, Director
Anne Townsend has served on our Board of Directors since March 2024. She currently serves as Sr. Principal Engineer – Cyber Architecture & Resiliency for the MITRE Corporation, where she was Departmental Manger – Cybersecurity from 2004-2022. Previous to that, she worked in software and systems engineering for Raytheon and Honeywell Information Systems. Ms. Townsend holds a bachelor’s degree in business administration with a concentration in computer and information sciences from the University of Florida and a master’s degree in computer science with a concentration in information security from Boston University.
Director Qualifications
Ms. Townsend has extensive experience in information technology and network security for large mission critical data systems, particularly with respect to IoT systems and urban mobility issues. We believe that her extensive experience in these area, as well as her skills as a project manager, make her a qualified member of our Board of Directors.
Family Relationships
In the event that any of the nominees shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in such nominee’s place. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.
There are no family relationships among our executive officers and directors.
Involvement in Certain Legal Proceedings
During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:
•
the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;
•
the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and- desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required
The nominees for director who receive the affirmative vote of a majority of votes cast, present or represented by proxy and entitled to vote at the Annual Meeting, will be elected as directors. You may vote either FOR ALL the nominees, WITHHOLD ALL the nominees or FOR ALL EXCEPT any one or more of the nominees. Votes that are withheld will not be included as affirmative votes in the vote tally for the election of directors. Brokerage firms are not entitled to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by such a beneficial owner will be treated as a broker non-vote and such broker non-votes will not be included in the number of votes present and entitled to vote.
THE BOARD RECOMMENDS A VOTE OF “FOR ALL” THE NOMINEES NAMED ABOVE FOR ELECTION AS DIRECTORS.

Information about the Board of Directors and Committees

Corporate Governance
Independence of Directors
Our Board is currently comprised of nine members, eight of whom are independent directors. Mr. Berman is not independent director.
The Board, upon recommendation of the Governance and Nominations Committee, unanimously determined that each of our eight non-employee directors is “independent,” as such term is defined in the Nasdaq Stock Market Rules (“Stock Market Rules”).
The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.
In determining that each individual who served as a member of the Board is independent, the Board considered that, in the ordinary course of business, transactions may occur between the Company and entities with which some of our directors are affiliated. The Board unanimously determined that the relationships discussed below in the section entitled “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE” were not material to determination with respect to the independence of our independent directors. No unusual discounts or terms were extended.
Board Leadership Structure
Our Board of Directors is currently led by Executive Chairman, Robert Berman. Our Board of Directors recognizes that it is important to determine an optimal Board leadership structure to ensure the independent oversight of management as the Company continues to grow. We have previously separated the roles of Chief Executive Officer and Chairman of the Board, but in connection with the current strategic direction of the Company and its focus, we believe at the present time that Mr. Berman is in the best position to serve as both Executive Chairman of the Board of Directors and Chief Executive Officer, and that combining these two roles at this time is in the best interests of the Company and its stockholders. The Company may revisit this decision in the future as circumstances warrant.
Our organizational guidelines provide for a Lead Director to be elected whenever the Chair of the Board of Directors is not an independent director. The responsibilities of the Lead Director are to: 1) preside at meetings of our stockholders and Board of Directors if the Chair is absent; 2) call meetings and executive sessions of the independent directors of the Board; 3) establish the agenda and preside at all executive sessions and other meetings of the independent directors of the Board and communicate the results of meetings of the independent directors to the Chair and other members of management, as appropriate; 4) communicate with the independent directors of the Board between meetings as necessary or appropriate, serve as a liaison between the Chair and the independent directors and communicate independent director consensus on important issues to the Chair; 5) approve Board meeting agendas and schedules for regular meetings of the Board of Directors to assure there is sufficient time for discussion of all agenda items and approve meeting materials and other information to be sent to the Board in advance of regular meetings; 6) evaluate the quality and timeliness of information sent to the Board by the Chief Executive Officer and other members of management; 7) oversee the evaluation of the Chief Executive Officer and assist the Board Chair on matters of Board succession planning and crisis management; 8) assist the Chair of the Nominations Committee with individual director evaluations; and 9) be available for consultation and direct communication at the request of major stockholders. Mr. de Bary currently serves as Lead Director.

Director Attendance at Board, Committee, and Other Meetings
Directors are expected to attend Board meetings and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board does not have a policy on director attendance at the Company’s annual meeting.
The non-management directors (who also constitute all of the independent directors) meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as the non-management directors deem appropriate. These sessions are led by the Lead Director.
In 2023, the Board held four regular and six special meetings, the non-management directors held one meeting in executive session. In addition, in 2023, the Audit Committee held four regular and six special meetings, the Compensation Committee held two regular meetings, the Nominations Committee held three regular meetings and one special meeting, and the Governance Committee held four regular and three special meetings. Each director attended 100% of the regular and special meetings of the Board and of the committees on which he served that were held during his term of office. Each of the non-management (and independent) directors attended 100% of the regular and special executive sessions that were held during his term of office.
Board Role in Risk Oversight
Our Board of Directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The Audit Committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The Governance Committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. The Nominations Committee has responsibility for the recruitment, evaluation training and assignment of Directors and developing performance criteria and succession planning for the chief executive officer. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board as a whole.
Committees of the Board
Our Board has three standing committees: Audit, Compensation, Governance and Nominations. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the Stock Market Rules. Each of the committees operates pursuant to its charter. The committee Charters are reviewed annually by the Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Corporate Governance Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charters for the four committees are available on the Company’s website at www.rekor.ai by following the link to “Investors” and then to “Corporate Governance.”
Audit Committee
We have an Audit Committee comprised of directors who are “independent” within the meaning of Nasdaq Rule 5605(b)(1). The Audit Committee assists our Board in overseeing the financial reporting process and maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The Audit Committee is responsible for reviewing the qualifications, independence and performance of our independent registered public accounting firm and reviews our internal controls, financial management practices and investment functions and compliance with financial legal and regulatory requirements. The Audit Committee is also responsible for performing risk and risk management assessments as well as preparing any report of the Audit Committee that may be required by the proxy rules of the SEC to be included in the Corporation’s annual proxy statement. Our Board has identified and appointed Paul de Bary as its “audit committee financial expert,” as defined by the SEC in Item 407 of Regulation S-K. Mr. de Bary serves as the Chair of the Audit Committee, and is joined on the committee by Mr. Croxton, Mr. Davenport and Mr. Hanlon.
Compensation Committee
We have a Compensation Committee comprised of members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). They are also “independent” directors within the meaning of NASDAQ Rule 5605(b)(1). The Compensation Committee is responsible for overseeing the establishment and maintenance of our overall compensation and incentive programs to discharge the Board’s responsibilities relating to compensation of our executive officers and directors, including establishing criteria for evaluating performance and setting appropriate levels of compensation, and to produce an annual report on executive compensation for inclusion in the Corporation’s proxy statement in accordance with the rules and regulations of the SEC. The Compensation Committee advises and makes recommendations to our Board on all matters concerning director compensation. Mr. Croxton currently serves as Chair of the Compensation Committee and is joined by Mr. Hanlon and Mr. Goord.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee has been an officer or employee of Rekor or any of its subsidiaries or predecessor companies, or was formerly an officer of Rekor or any of its subsidiaries or predecessor companies or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. No interlocking relationship as described in item 407(e)(4) of Regulation S-K exists between any of our executive officers or Compensation Committee members, on the one hand, and the executive officers or Compensation Committee members of any other entity, on the other hand, nor has any such interlocking relationship existed in the past.
Governance and Nominations Committee
Our Board has a Governance and Nominations Committee that (1) reviews and recommends improvements to our governance guidelines and corporate policies; (2) monitors compliance with our Code of Conduct; (3) evaluates and makes recommendations concerning changes in the charters of the various Committees of the Board of Directors, (4) recommends and trains new members of the Board; (5) reviews the performance of the Board and its various committees and making recommendations for candidates and otherwise intended to improve that performance, (6) recommending criteria for evaluating the performance of the Chief Executive Officer, (7) oversees the development and implementation of succession planning for senior management positions; and (8) is responsible for such other matters as may be required to ensure compliance with applicable federal and state laws or the requirements of any exchange on which the Company maintains a listing for its securities. The committee is required to be comprised of entirely “independent” directors within the meaning of NASDAQ Rule 5605(b)(1). On November 10th, 2023, the Governance Committee was renamed and assumed the former responsibilities of the Nominations Committee, which was subsequently disbanded. Mr. Hanlon serves as the Chair of the Governance and Nominations Committee and is joined on the committee by Mr. de Bary and Mr. Goord.
Technology and Social Responsibility Committee
The Board has established a Technology and Social Responsibility Committee to make periodic assessments of (1) technological developments and trends affecting the Company’s operations and business opportunities, (2) competitive advantages and vulnerabilities in its use and development of technology, and (3) the security of its physical and intellectual assets. Prof. Sarma serves as Chair of the Technology and Social Responsibility Committee and is joined on the Committee by Mr. de Bary and Ms. Townsend.
The following chart describes the current membership and leadership of the Board’s Committees:
Name	Audit Committee	Compensation Committee	Governance Committee	Technology Committee
Paul A. de Bary - (Independent)	Chair	—	Member	Member
Glenn Goord- (Independent)	—	Member	Member	—
David Hanlon - (Independent)	Member	Member	Chair	—
Steven D. Croxton - (Independent)	Member	Chair	—	—
Sanjay Sarma - (Independent)	—	—	—	Chair
Timothy Davenport - (Independent)	Member	—	—	—
Anne Townsend - (Independent)	—	—	—	Member
We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Governance and Nominations Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Governance and Nominations Committee. The Governance and Nominations Committee and the Board, which does not have a formal diversity policy separate from the Company’s Code of Conduct, considers diversity in a broad sense when evaluating board composition and nominations; and seeks to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Governance and Nominations Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.
The Governance and Nominations Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.
Corporate Governance Matters
We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our stockholders by providing for effective oversight and management of the Company. Our governance policies, including our Code of Conduct and Committee Charters can be found on our website at www.rekor.ai by following the link to “Investors” and then to “Corporate Governance.”
The Governance and Nominations Committee regularly reviews our Code of Conduct and Committee Charters to ensure that they take into account developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.
The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.
Code of Conduct
We have adopted a Code of Conduct, which serves as our Code of Ethics, which applies to all of our employees, including our Chief Executive Officer and our Chief Financial Officer. Our Code of Conduct is available on our website at www.rekor.ai. If we amend or grant a waiver of one or more of the provisions of our Code of Conduct, we intend to satisfy the requirements under Item 5.05 of Item 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Conduct that apply to our Principal Executive and Principal Financial Officer by posting the required information on our website at the above address. Our website is not part of this Proxy Statement.
Clawback Policy
Our Compensation Committee oversees our policy for compensation recovery with respect to any annual incentive payment or long-term incentive payment that may be received by an executive officer (the “Clawback Policy”), where such payment would be predicated upon achieving certain financial results that were subsequently the subject of a restatement of our financial statements, and a lower payment would have been made to the executive based upon the restated financial results. In such case, the Board has the authority to seek to recover from the executive officer the amount by which such officer’s incentive payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results.
Communications with the Board of Directors
Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:
Rekor Systems, Inc.
c/o Corporate Secretary
6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
All stockholder correspondence will be compiled by our corporate secretary. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:
•	junk mail and mass mailings;
•	resumes and other forms of job inquiries;
•	surveys; and
•	solicitations and advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any director upon request.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and stockholders who own more than 10% of the Company’s stock to file forms with the SEC to report their ownership of the Company’s stock and any changes in ownership. The Company assists its directors and executives by identifying reportable transactions of which it is aware and preparing and filing the forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to the Company. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis, and that all directors, executive officers and 10% beneficial owners have otherwise fully complied with such requirements during the past fiscal year.

EXECUTIVE OFFICERS
The following persons are our executive officers and hold the offices set forth opposite their names.
Name	Age	Position
Executive Officer
Robert A. Berman	64	Chief Executive Officer and Executive Chairman of the Board
David Desharnais	52	President and Chief Operations Officer
Eyal Hen	51	Chief Financial Officer
Robert A. Berman, Chief Executive Officer and Executive Chairman of the Board
The biography for Robert A. Berman is set forth above in the section entitled “Nominees Biographies - Robert A. Berman, Chief Executive Officer and Director.”
David Desharnais, President and Chief Operations Officer
On January 3, 2022, David Desharnais was appointed President. Mr. Desharnais has over two decades of experience leading growth strategies for technology driven businesses from start-ups to multinational corporations and across multiple industries. Mr. Desharnais most recently served as Executive Vice President, Chief Digital Product Officer and as a member of the board of directors for IDEMIA, where he was responsible for global strategy and teams across product management, engineering and application development, customer delivery and integration, cybersecurity, data and analytics, strategic alliances and digital labs. Prior to IDEMIA, Mr. Desharnais was an executive at Amazon, where he served as the General Manager of Worldwide Industries for Amazon Web Services (AWS). Prior to Amazon, Mr. Desharnais was an executive at American Express, where he served as Senior Vice President and General Manager for Digital and Commercial Platforms and Global Commercial Payments. Mr. Desharnais graduated summa cum laude with a Bachelor of Science in electrical engineering technology from University of Calgary, and received a Master of Business Administration in strategy, finance, and marketing from the University of Washington, Michael G. Foster School of Business.
Eyal Hen, Chief Financial Officer
Mr. Hen has served as our Chief Financial Officer since May of 2019. He has more than 18 years’ experience as a global finance and business management executive in corporate environments, most recently with VAYA Pharma Inc. and Ormat Technologies, Inc. (NYSE: ORA). His expertise working as a finance executive in the public markets, where he oversaw financial reporting, compliance initiatives, investor communications, and financing, is instrumental as the Company continues its growth. Mr. Hen holds a BA in Economics and Accounting from Ben Gurion University (Israel) and an MBA from the University of Phoenix.

EXECUTIVE COMPENSATION
The following table sets forth information about the annual paid compensation of our: Principal Executive Officer, Mr. Berman; two most highly compensated executive officers other than the Principal Executive Officer, Messrs. Hen and Desharnais, who were serving as executive officers as of December 31, 2023; The information in this table for the Company’s most recently completed fiscal year is based on the information available to the Company as of the date of the Company’s Annual Report on Form 10-K for the year ended 2023.
Name/Capacities in which compensation was received	Year	Base Salary	Bonus	Equity incentive awards	All other compensation(2)	Total
Robert Berman	2023	$394,279(1)	$—	$—	$11,550	$405,829
Chief Executive Officer	2022	695,000(1)	—	—	15,086	710,086
Eyal Hen	2023	406,091(3)	—	67,500(4)	11,550	485,141
Chief Financial Officer	2022	445,000(3)	—	142,800(6)	7,197	594,997
David Desharnais	2023	724,673(6)	—	67,500(8)	11,550	803,723
President and Chief Operations Officer	2022	728,750(6)	200,000(7)	2,118,750(9)	10,675	3,058,175
(1)	In March of 2023, Mr. Berman voluntarily reduced his salary from $695,000 to $347,500. In 2021, we increased Mr. Berman’s base salary from $495,000 to $695,000 per year effective April 1, 2021.
(2)	Amount represents 401(k) matching.
(3)	From March to August of 2023, Mr. Hen voluntarily reduced his salary from $445,000 to $356,400. In 2021, we increased Mr. Hen's base salary from $405,000 to $445,000.
(4)	Amount represents the fair value of the issuance of 50,000 restricted stock units to Mr. Hen on March 15, 2023.
(5)	Amount represents the fair value of the issuance of 40,000 restricted stock units to Mr. Hen on March 15, 2022.
(6)
From March to August of 2023, Mr. Desharnais voluntarily reduced his salary from $795,000 to $636,000. Mr. Desharnais has severed as the Company's President since January 17, 2022 and Chief Operating Officer since September 30, 2022.

(7)	Amount represents a performance bonus that was guaranteed to Mr. Desharnais as part of his employment agreement date December 10, 2021.
(8)	Amount represents the fair value of the issuance of 50,000 restricted stock units to Mr. Desharnais on March 15, 2023.
(9)	Amount represents the fair value of the issuance of 375,000 restricted stock units to Mr. Desharnais on January 17, 2022.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our named executive officers at December 31, 2023.
		Option Awards(3)				Restricted Stock Awards(3)
Name	Grant Date	Number of Securities Underlying Unexercised Option - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares that Have Not Vested	Market Value of Shares of Stock that Have not Vested(2)
Robert Berman	5/8/19	50,000	—(1)	1	5/8/29	—	—
Chief Executive Officer	5/8/19	50,000	— (1)	1.5	5/8/29	—	—
Eyal Hen	3/15/23					50,000 (1)	166,500
Chief Financial Officer	3/15/22					26,666 (1)	88,798
	3/17/21					3,333 (1)	11,099
	5/15/19	50,000	— (1)	0.78	5/15/29	—	—
David Desharnais	3/15/23					50,000 (1)	166,500
President and Chief Operations Officer	1/17/22					125,000 (1)	416,250
(1)	The options and awards vest in equal annual installments over three years.
(2)	Represents the market value of the restricted stock award or restricted stock unit based on the closing price of our common stock of $3.33 per share on December 29, 2023.
(3)	All of the options and restricted stock unit awards listed in the table were granted under our 2017 Equity Award Plan.

Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is a current or former officer or employee of Rekor or its subsidiaries. No executive officer of Rekor served as a director or member of the Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.
Employment Agreements
We have entered into employment agreements with our executives in connection with the commencement of their employment with us.
Berman Employment Agreement
The Employment Agreement entered into May 15, 2019, with Robert Berman (“Berman Employment Agreement”) provides that Mr. Berman serves as our Chief Executive Officer. The agreement has a term of five years with automatically renewing one-year terms thereafter. This agreement supersedes Mr. Berman’s previous employment agreement which otherwise would have expired by its terms on March 31, 2022. Mr. Berman’s minimum base salary is $695,000 per annum, and he is eligible for a bonus as determined by our Compensation Committee. Mr. Berman is also eligible to receive all such other benefits as are provided to other management employees.
In the event of a “Change of Control”, as defined in the Berman Employment Agreement, whether during the initial term or thereafter, we shall have the right to terminate the Berman Employment Agreement. Mr. Berman is eligible to receive two times his base salary then in effect if his employment with the Company is terminated within 120 days of a change in control (as such is defined in the Berman Employment Agreement).
In March 2023, Mr. Berman’s base salary was voluntary reduced by 50%. This reduction is still in effect.
Hen Employment Agreement
The Employment Agreement with Eyal Hen (the “Hen Employment Agreement”) provides that Mr. Hen serves as our Chief Financial Officer. Mr. Hen's Employment Agreement had an initial three year term beginning on May 15, 2019, and has been subject to automatic annual extension since the initial term ended. His minimum base salary is $445,000 per annum and he is eligible for a bonus as determined by the Board of Directors of the Company (the “Board”) in its sole discretion. Mr. Hen is also eligible to receive all such other benefits as are provided to other management employees.
Mr. Hen is eligible to receive two times his base salary then in effect if his employment with the Company is terminated within 120 days of a change of control (as such term is defined in the Hen Employment Agreement).
In March 2023, Mr. Hen’s base salary was voluntary reduced by 20% for 6 months.
Desharnais Employment Agreement
The Desharnais Employment Agreement provides for an initial three-year term beginning in January 2022, subject to automatic extension. Mr. Desharnais is eligible to receive annual performance bonuses as determined by the Company’s Chief Executive Officer and Board of Directors based on performance metrics mutually determined by the Company and the Mr. Desharnais, subject to the following terms: (i) for calendar year 2022, an amount up to $700,000, of which $200,000 was guaranteed, and (ii) for calendar year 2023 and thereafter, the Company and Mr. Desharnais will mutually agree, on or before January 30th of the particular bonus measurement year, to metrics and goals that will apply to that bonus measurement year, and Mr. Desharnais is eligible for performance bonuses of up to $700,000.00 per year. In addition to performance bonuses, Mr. Desharnais was paid a one-time signing bonus of $139,468.

Mr. Desharnais is eligible to receive two times his base salary then in effect if his employment with the Company is terminated within 120 days of a change of control (as such term is defined in the Desharnais Employment Agreement). Mr. Desharnais is eligible for benefits available to management employees generally, as outlined in the Company’s annual proxy statement filed with the Securities Exchange Commission (“SEC”) on August 3, 2021.
In connection with his employment, on January 17, 2022, Mr. Desharnais was granted 375,000 restricted stock units pursuant to the Company’s 2017 Equity Award Plan, vesting in three equal annual installments on the first (January 17, 2023), second (January 17, 2024), and third (January 17, 2025) anniversaries of the grant date.
In March 2023, Mr. Desharnais’ base salary was voluntary reduced by 20% for 6 months.
Bonus Eligibility
Bonuses for our executive officers may be conditioned on the achievement of objective goals, which may not be waived after being set, based on one or more of the following performance measures: earnings; operating profits (including measures of earnings before interest, taxes, depreciation and amortization); free cash flow or adjusted free cash flow; cash from operating activities; revenues; net income (before or after tax); financial return ratios; market performance; stockholder return and/or value; net profits; earnings per share; profit returns and margins; stock price; working capital; capital investments; returns on assets; returns on equity; returns on capital investments; selling, general and administrative expenses; discounted cash flows; productivity; expense targets; market share; cost control measures; strategic initiatives; changes between years or periods that are determined with respect to any of the above-listed performance criteria; net present value; sales volume; cash conversion costs; leverage ratios; maintenance of liquidity; integration of acquired businesses; operational efficiencies; regulatory compliance, including the Sarbanes-Oxley Act of 2002; and economic profit.

PAY VERSUS PERFORMANCE
Pay vs. Performance
The following table sets forth compensation information for our chief executive officer, referred to below as our CEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our shareholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2023, 2022 and 2021.
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return(5)	Net Loss
2023	$405,829	$405,829	$644,432	$1,257,108	$50.84	$(44,925,000)
2022	$710,086	$495,986	$1,826,586	$826,753	$18.32	$(83,115,000)
2021	$1,669,881	$1,255,880	$477,813	$529,831	$81.16	$(26,782,000)
(1)
The dollar amounts reported are the amounts of total compensation reported for our CEO, Robert Berman, in the Summary Compensation Table for fiscal years 2023 and 2022, and in the Summary Compensation Table in our 2023 Annual Meeting Proxy Statement for fiscal year 2021.

(2)
The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Berman during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.

(3)	The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO, namely Mr. Hen and Mr. Desharnais for fiscal years 2023, 2022 and 2021.
(4)
The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2023, 2022 and 2021, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.

(5)
Assumes an investment of $100 on December 31, 2020. The closing prices of Rekor's common stock as reported on NASDAQ, as applicable, on the following trading days were: (i) $8.07 on December 31, 2020; (ii) $6.55 on December 31, 2021; (iii) $1.20 on December 30, 2022; and (iv) $3.33 on December 29, 2023.

To calculate the amounts in the “Compensation Actually Paid to CEO” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table:
Year	Summary Compensation Table Total for CEO	Reported Value of Equity Awards for CEO(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to CEO
2023	$405,829	$—	$—	$—	$—	$—	$405,829
2022	$710,086	$—	$—	$—	$—	$ (214,100)	$495,986
2021	$1,669,881	$ (1,000,004)	$ 174,296	$ (53,118)	$ 279,405	$185,420	$ 1,255,880
(1)	Represents the grant date fair value of the equity awards to our CEO, as reported in the Summary Compensation Table

To calculate the amounts in the “Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-CEO NEOs as reported in the Summary Compensation Table:
Year	Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non-CEO NEOs(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value for Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-CEO NEOs
2023	$644,432	$(67,500)	$ 166,500	$ 464,201	$—	$49,475	$ 1,257,108
2022	$1,826,586	$ (1,130,775)	$ 249,000	$(62,416)	$—	$(55,642)	$826,753
2021	$477,813	$(93,950)	$32,750	$(63,676)	$—	$ 176,893	$529,831
(1)	Represents the grant date fair value of the equity awards to our Non-CEO NEOs, as reported in the Summary Compensation Table
Relationship between Pay and Performance
With respect to Rekor’s current ownership interests, those ownership interests, including the parent company, which primarily consist of technology driven businesses, have a history of operating losses and/or limited operating history. These ownership interests have incurred substantial costs to develop and market their products, have incurred net losses and cannot fund their cash needs from operations. Other ownership interests consist of service businesses that have a history of profitable operations. However, the profits from these operations have not equaled or exceeded the losses incurred by the other ownership interests. As provided in Rekor’s Annual Report on Form 10-K, such circumstances, taken together with the principles of accounting for such ownership interests, can result in Rekor’s net income varying considerably from year to year.
Given the stage of Rekor’s lifecycle and the nature of Rekor’s net income, Rekor does not include total shareholder return or net income in its compensation policies. Instead, with respect to the CEO and other Non-CEO NEO’s, compensation primarily includes: (i) base salary and (ii) restricted stock awards that vest and are paid subject to the CEO’s and Non-CEO NEOs continued employment. Since 2019, the Company has principally oriented its compensation policies toward the Company’s success at developing and deploying roadway intelligence products and services, and the development and expansion of its presence in related markets.

COMPENSATION OF REKOR DIRECTORS
The following table provides the total compensation for each person who served as a non-employee member of our Board of Directors during fiscal year 2023, including all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of fiscal year 2023:
Name	Fees earned or paid in cash ($)	Stock Awards(1) ($)	Total ($)
Paul de Bary	$99,500	33,827	$133,327
Glenn Goord	65,000	33,827	98,827
Richard Nathan, Ph. D.(2)	52,250	33,827	86,077
David Hanlon	65,750	33,827	99,577
Steven D. Croxton	59,500	33,827	93,327
Tim Davenport	28,000	168,500	196,500
Sanjay E. Sarma	27,500	168,500	196,000
(1)
The amounts in the Stock Awards column reflect the aggregate grant date fair value of each RSU award granted during the year ended December 31, 2023, computed in accordance with ASC Topic 718. This calculation assumes that the director will perform the requisite service for the award to vest in full as required by SEC rules. These amounts do not reflect the actual economic value that will be realized by the director upon vesting of the RSUs or the sale of the common stock underlying such RSUs.

(2)	Dr. Nathan retired from the Board of Directors on September 14, 2023.
For the year ended December 31, 2023, our non-employee directors are compensated for their services as follows:
Position	Annual Fee ($)(1)	Board Meeting Fee		Committee Meeting Fee
		In Person ($)	Telephonic ($)	In Person ($)	Telephonic ($)
Board Member	50,000	1,000	500	500	250
Audit Committee Chair	30,000	1,500	500	500	250
Compensation Committee Chair	10,000	1,500	500	500	250
Governance Committee Chair	15,000	1,500	500	500	250
Technology Committee Chair	10,000	1,500	500	500	250
Special Committee	—	500	250	500	250
Lead Director	10,000	—	—	—	—
(1)	Payments are made on a quarterly basis.
Directors who are officers or employees of Rekor or its subsidiaries do not receive any compensation for service on our Board, but employee directors will be reimbursed for expenses incurred in attending meetings of our Board or any committees thereof.
Director Stock Ownership Policy
To align the interests of directors with stockholders, in July 2021, the Board of Directors adopted a requirement that each of our directors will be required to own our stock in an amount equal to three (3) times his or her annual cash retainer (excluding any cash retainer for service on any committee). This stock ownership policy took effect on January 1, 2022. For purposes of our policy, a director’s holdings shall include shares held directly or indirectly and individually or jointly. Our directors are expected to meet this ownership requirement within five years of the later of (a) January 1, 2022 or (b) the date he or she first becomes a director. Except of directors who have been serving less than six months, all current directors currently meet this ownership requirement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE
The Governance Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules.
As previously disclosed in our Current Report on Form 8-K filed with the SEC on January 1, 2023, we entered into a securities purchase agreement (“SPA”) with certain accredited investors, pursuant to which we agreed to issue and sell to the investors in a private placement transaction (i) up to $15,000,000 in aggregate principal amount of senior secured promissory notes (the “Senior Secured Notes”), and (ii) warrants (the “Related Warrants”) to purchase up to an aggregate of 7,500,000 shares of our common stock. In connection with the initial closing on January 18, 2023, the Company issued $12,500,000 in aggregate principal amount of Senior Secured Notes and Related Warrants to purchase 6,250,000 shares of common stock, resulting in proceeds to the Company of $12,500,000 before reimbursement of expenses. We have a material relationship with two of the investors, (i) Robert A. Berman, our Chief Executive Officer and Executive Chairman, and (ii) Arctis Global Master Fund Limited (“Arctis”), an affiliate of Arctis Global, LLC, a 11.4% holder of our common stock based on its Schedule 13G/A filed with the SEC on February 14, 2024. Mr. Berman and Arctis invested $2,000,000 and $6,500,000, respectively, in connection with the $12,500,000 initial closing of the private placement. Mr. Davenport serves as Chief Operating Officer for Arctis Global, LLC, the manager of Arctis. On March 4, 2024, the Company early redeemed all $12,500,000 of its outstanding Senior Secured Notes and no longer has any obligations thereunder.
Other than as described above, since January 1, 2021, there have been no transactions to which the Company was a party in which:
•	The amounts involved exceeded or will exceed the lower of either $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years; and
•
A director, executive officer, holder of more than 5% of the outstanding capital stock of the Company, or any member of such person’s immediate family had or will have a direct or indirect material interest.

Review and Approval, or Ratification of Transactions with Related Parties
Under our Code of Conduct, all Company personnel are required to seek review of and obtain approval or ratification of any Company transaction which involves them or certain family members or businesses they have economic interests in. The Charter of our Governance Committee also requires that any transaction with a related person that must be reported under applicable rules of the SEC must be reviewed and either approved, disapproved or ratified by our Governance Committee.
In February 2020, to further implement these requirements, the Board of Directors adopted a Conflict of Interest and Related Parties Transaction Policy upon the recommendation of the Governance Committee. In the case of all directors and senior officers, this policy requires review and approval of such transactions to be obtained by a subcommittee of the Governance and Nominations Committee that consists entirely of directors without any personal, business or family interest in the transaction.
Director Independence
Steven D. Croxton, Tim Davenport, Paul de Bary, David P. Hanlon, Glen Goord, Andrew Meyers, Sanjay Sarma and Anne Townsend, are each “independent” within the meaning of Nasdaq Rule 5605(b)(1).

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024
On March 22, 2024, the Audit Committee appointed Marcum LLP, independent public accountant, to audit our financial statements for the fiscal year ending December 31, 2024. A representative of Marcum LLP is expected to be present at the 2024 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.
The Audit Committee retained Marcum LLP as the Company’s independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2024.
Aggregate fees billed or incurred related to the following years for professional services rendered by Marcum and Friedman for 2023 and 2022 are set forth below.
	Year ended December 31,
	2023	2022
	(Dollars in thousands)
Audit fees	447	295
Total	447	295
Audit Fees for 2023 and 2022 include fees associated with the audits of the annual financial statements and the quarterly reviews of the unaudited interim financial statements included in the Company’s Annual and Quarterly Reports on Form 10-K and 10-Q, respectively.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.
No Appraisal Rights
Under Delaware law, our stockholders are not entitled to appraisal rights with respect to our proposed ratification of the appointment of Marcum LLP as our independent public accountant and we will not independently provide our stockholders with any such rights.
Vote Required
The affirmative vote of a majority of votes cast, present or represented by proxy and entitled to vote at the Annual Meeting, will be required to ratify the appointment of our independent public accountant. Abstentions will be counted as votes against this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will not be included in the number of votes present and entitled to vote. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of Marcum LLP as the Company’s independent public accountant for the fiscal year ending December 31, 2024, the Audit Committee may reconsider its appointment.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT PUBLIC ACCOUNTANT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3

CHARTER AMENDMENT TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
The Board of Directors has adopted and approved and recommended that our stockholders adopt an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of our common stock from 100,000,000 shares to 300,000,000 shares, an increase of 200,000,000 shares. The authorized capital stock of the Company currently consists of 100,000,000 shares of common stock, $0.0001 par value per share, and 2,000,000 shares of preferred stock, $0.0001 par value per share. If the proposed amendment is approved, the authorized capital stock of the Company will consist of 300,000,000 shares of common stock and 2,000,000 shares of preferred stock. The form of the Third Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock is attached as Annex A to this proxy statement (the “Charter Amendment”).
The Board of Directors is recommending the proposed increase in the number of authorized shares of common stock to provide additional authorized shares of common stock for use in connection with potential future financings, strategic opportunities, acquisitions, employee benefit plans or for other corporate purposes. The Board determined that the Charter Amendment is advisable and in the best interests of the Company and directed that the Charter Amendment be submitted for adoption and approval by stockholders at the Annual Meeting. The Charter Amendment would not affect the number of authorized shares of preferred stock nor affect the par value of the common stock or the preferred stock. Currently, there are no shares of preferred stock issued and outstanding. Except for shares of common stock that are reserved for issuance, the Company has no commitments at this time for the issuance of additional shares of common stock, but desires to position itself to do so when needs arise and market conditions warrant.
As of February 21, 2024, the Company has 84,404,798 shares of common stock issued and outstanding and an aggregate of 9,581,100 shares of common stock reserved for issuance upon exercise of warrants to purchase shares of common stock issued in previous financings, and for issuance under our 2017 Plan (inclusive of shares to be issued pursuant to outstanding options and restricted stock units). This leaves a balance of 322,866 shares of authorized and unissued common stock available for issuance, and as a result, our ability to raise additional equity capital is constrained. The Board of Directors believes it is critically important for the Company to maintain its flexibility in accessing the equity capital markets.
If the Charter Amendment is adopted by the stockholders, 300,000,000 shares of common stock will be authorized for issuance and the 200,000,0000 additional authorized shares of common stock may be issued by us without any further action by the stockholders, except to the extent required by law or regulation or stock exchange requirement. Any additional authorized shares of common stock, if and when issued, would be part of our existing class of common stock, and would have the same rights and privileges as the currently outstanding shares of common stock. The issuance of additional authorized shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock. Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of common stock could also enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. The Charter Amendment has been prompted by business and financial considerations. The Charter Amendment will not by itself change the number of issued shares of common stock nor will it change the rights of current holders of our common stock.
If our stockholders adopt this Proposal, the Charter Amendment will become effective upon its filing with the Secretary of State of the State of Delaware, or such later time as specified in such filing. If the Charter Amendment is adopted by the stockholders, the Company currently anticipates filing the Charter Amendment with the Secretary of State of the State of Delaware on or around April 19, 2024.

Vote Required
The affirmative vote of a majority of votes cast, present or represented by proxy and entitled to vote at the Annual Meeting, will be required to adopt the Charter Amendment to increase the number of our authorized shares of common stock. Abstentions will be treated as votes against this proposal. Brokerage firms are not entitled to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by such a beneficial owner will be treated as a broker non-vote and such broker non-votes will not be included in the number of votes present and entitled to vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE CHARTER AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL NO. 4

2017 EQUITY AWARD PLAN AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN
We are asking our stockholders adopt an amendment and restatement of the Rekor Systems, Inc. 2017 Equity Award Plan (the “Plan”) to increase the number of authorized shares of common stock reserved for issuance under the Plan by 7,495,063 shares, resulting in a total of 10,000,000 shares available for issuance upon effectiveness of the proposed amendment (the “Equity Award Plan Amendment”). Our Board believes that the Plan is a vital component of our employee compensation program because it allows us the ability to compensate our employees, consultants, and non-employee directors whose contributions are important to our success by offering them the opportunity to participate in our future performance while at the same time providing an incentive to build long-term stockholder value. We operate in a competitive market and new hire grants are essential in helping us attract talented individuals. Likewise, annual grants are essential in helping us retain and motivate our most valuable employees. Both new hire grants and annual grants help keep employees’ interests aligned with the interests of our stockholders. Our Board and management recommend that our stockholders adopt the Equity Award Plan Amendment. If our stockholders do not adopt the Equity Award Plan Amendment, the Plan will remain in effect with its current terms and conditions and the number of shares reserved for issuance will not increase.
Other than an increase in the number of shares reserved for issuance under our Plan, our Plan has not been amended in any material way since the Plan was originally approved and adopted in August 2017.
Share Reserve
As of February 21, 2024, an aggregate of 2,504,937 shares of our common stock remained available for future grants under our Plan. Equity Award Plan Amendment is not adopted by our stockholders, we may not have enough shares available to reliably sustain our equity grant programs in the future. We anticipate that if Equity Award Plan Amendment is adopted by the stockholders, we will have sufficient shares to grant equity awards for the remaining life of the Plan. The shares requested may, however, last for a shorter or longer period of time depending on various factors, such as the number of grant recipients, future grant practices, our stock price, and forfeiture rates.
As a high-growth business, we utilize a value-based equity strategy across all levels of our organization as we anticipate continued revenue and headcount growth in the future. We strive to maintain an effective incentive compensation program for the Company in light of this anticipated growth to remain competitive for talent in our market and support inorganic growth via strategic acquisitions, when appropriate. We will continue to manage dilution, as discussed below, and expense as we consider both our current equity strategy and whether it is reasonable and appropriate to make changes.
We are committed to effectively managing our equity compensation program in light of potential stockholder dilution. For this reason, in administering our Plan, we consider both our “burn rate” and our “overhang” in evaluating the impact of the program on our stockholders. We define “burn rate” as the number of equity awards granted during the year, divided by the weighted average number of shares of our common stock outstanding during the period. The burn rate measures the potential dilutive effect of our equity grants. We define “overhang” as the number of full value awards granted (but not yet vested or issued) and stock options granted (but not yet exercised) divided by the number of shares of common stock outstanding at the end of the period. We endeavor to ensure that our burn rate and overhang approximate the average rates of our peer group, and that they are within the limits recommended by certain independent stockholder advisory groups.
Accordingly, the Board believes that Equity Award Plan Amendment is reasonable and prudent to allow us to replenish our share usage from previous fiscal years, to continue our current granting practices in the future, and to be able to respond to growth (both organic and inorganic), market competition, and potential stock price fluctuations.
Vote Required
Stockholders are requested to adopt the Equity Award Plan Amendment to increase the number of authorized shares of common stock reserved for issuance under the Plan. A summary of the Plan is included below in the section captioned “Summary of the Plan”, and the Plan, as amended and restated to give effect to Equity Award Plan Amendment described in this proposal, is attached to this proxy statement as Annex B.
The affirmative vote of a majority of votes cast, present or represented by proxy and entitled to vote at the Annual Meeting, will be required to will be required to adopt the Equity Award Plan Amendment. Abstentions will be treated as votes against this proposal. Brokerage firms are not entitled to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by such a beneficial owner will be treated as a broker non-vote and such broker non-votes will not be included in the number of votes present and entitled to vote. Our executive officers and members of the Board have a financial interest in this proposal because they are eligible to receive awards under the Plan.
THE BOARD RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE EQUITY AWARD PLAN AMENDMENT.
Summary of the Rekor Systems, Inc. 2017 Equity Award Plan
The following paragraphs provide a summary of the principal features of the Plan, as amended to give effect to this proposal 4. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan a copy of which will be filed with the SEC with this proxy statement as Annex B.
Overview
The purpose of the 2017 Equity Award Plan is to promote the interests of the Company (including its subsidiaries and affiliates, if any) and its stockholders by using equity interests in the Company to attract, retain and motivate its management, nonemployee directors and other eligible persons and to encourage and reward their contributions to our performance and profitability.
As of February 21, 2024, the total shares of our common stock remaining available for issuance under the Plan is 2,504,937.
The Plan permits us to take a flexible approach to our equity awards by permitting the grant of restricted stock, restricted stock units, restricted stock purchase rights, stock options, stock appreciation rights, performance awards and other stock awards. We have also designed the Plan to include a number of provisions that our management believes promote best practices by reinforcing the alignment of equity compensation arrangements for nonemployee directors, officers, employees, consultants and stockholders’ interests. These provisions include, but are not limited to, the following:
•	No Discounted Awards. Awards that have an exercise price cannot be granted with an exercise price less than the fair market value on the grant date.
•
No Repricing Without Stockholder Approval. We cannot, without stockholder approval, reduce the exercise price of an award (except for adjustments in connection with a recapitalization), and, at any time when the exercise price of an award is above the market value of our common stock, we cannot, without stockholder approval, cancel and re-grant or exchange such award for cash, other awards or a new award at a lower (or no) exercise price.

•	No Evergreen Provision. There is no evergreen feature under which the shares of common stock authorized for issuance under the Equity Award Plan can be automatically replenished.
•	No Automatic Grants. The Plan does not provide for “reload” or other automatic grants to recipients.
•
No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, unless approved by the Administrator.

•	No Tax Gross-Ups. The Plan does not provide for any tax gross-ups.
•	No liberal change-in-control definition. The change-in-control definition contained in the Plan is not a “liberal” definition that would be activated on mere stockholder approval of a transaction.

•
“Double-trigger” change in control vesting. If awards granted under the Plan are assumed by a successor in connection with a change in control of the Company, such awards will not automatically vest and pay out solely as a result of the change in control, unless otherwise expressly set forth in an award agreement.

•	No dividends on unearned performance awards. The Plan prohibits the current payment of dividends or dividend equivalent rights on unearned performance-based awards.
•
Limitation on amendments. No amendments to the Plan may be made without stockholder approval if any such amendment would materially increase the number of shares reserved or the per-participant award limitations under the Plan, diminish the prohibitions on repricing stock options or stock appreciation rights, or otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of the principal exchange on which our shares are traded.

•	Administered by the Administrator. The Plan is administered by our Board of Directors (in such capacity, the “Administrator”).
•	Clawbacks. Awards based on the satisfaction of financial metrics that are subsequently reversed, due to a financial statement restatement or reclassification, are subject to forfeiture.
Equity Award Plan Principal Features
The principal features of the Plan are summarized below. This summary is not complete, however, and is qualified by the terms of the Plan.
Shares Available Under the Plan
The maximum aggregate number of shares of our common stock available for issuance under the Plan is 10,000,000. Shares subject to an award may be authorized but unissued, or reacquired shares of our common stock or treasury shares. If an award under the Plan expires or becomes unexercisable without having been exercised in full, or an award is settled for cash, the unissued shares that were subject to the award will become available for future grant under the Plan, as will any shares that are withheld by us when an option is exercised or tax withholdings are satisfied by the tendering of shares. However, shares that have been issued under the Plan will not be returned to the Plan and will not be available for future distribution under the Plan.
Plan Administration
The Plan is administered by the Administrator. The Administrator has the exclusive authority, subject to the terms and conditions set forth in the Plan, to determine all matters relating to awards under the Plan, including the selection of individuals to be granted an award, the type of award, the number of shares of our common stock subject to an award, and all terms, conditions, restrictions and limitations, if any, including, without limitation, vesting, acceleration of vesting, exercisability, termination, substitution, cancellation, forfeiture, or repurchase of an award and the terms of any instrument that evidences the award.
Term
The Plan provides that it will continue in effect for a term of ten (10) years, unless sooner terminated pursuant to its provisions.
Eligibility
Awards under the Plan may be granted to employees (including officers), consultants and directors of the Company, its subsidiaries and affiliates. In addition, an award under the Plan may be granted to a person who is offered employment by us or a subsidiary or affiliate, provided that such award shall be immediately forfeited if such person does not accept such offer of employment within an established time period. If otherwise eligible, an employee, consultant or director who has been granted an award under the Plan may be granted other awards. Although all employees of the Company, its subsidiaries and affiliates are eligible to receive awards under the Plan, it is not possible to estimate the number of additional individuals who may become eligible to receive awards under the Plan from time to time.
Awards
The Plan is broad-based and flexible, providing for awards to be made in the form of (a) restricted stock and restricted stock units, (b) restricted stock purchase rights, (c) incentive stock options, which are intended to qualify under Section 422 of the Code, (d) non-qualified stock options, which are not intended to qualify under Section 422 of the Code, (e) stock appreciation rights, (f) performance awards, (g) performance shares, (h) performance units or (i) other stock-based awards that relate to or serve a similar function to the awards described above. Awards may be made on a standalone, combination or tandem basis. Additional information about some of the awards is set forth below.
Awards of Restricted Common Stock, Restricted Stock Purchase Rights and Restricted Stock Units
Awards of restricted common stock and grants of restricted stock purchase rights of shares of our common stock awarded or granted to the recipient, all or a portion of which are subject to a restriction period set by the Administrator during which restriction period the recipient or purchaser shall not be permitted to sell, transfer or pledge the restricted common stock. Restricted stock units are notional accounts that are valued solely by reference to shares of our common stock, subject to a restriction period set by the Administrator and payable in our common stock, cash or a combination thereof. The restriction period for both restricted stock and restricted stock units may be based on period of service, which shall not be less than one (1) year, performance of the recipient or the Company, its subsidiaries, divisions or departments for which the recipient is employed or such other factors as the Administrator may determine.
Rights as a Stockholder
Subject to any restrictions set forth in the award agreement, a recipient or purchaser of our restricted common stock will possess all of the rights of a holder of our common stock, including the right to vote and receive dividends. Cash dividends on the shares of our common stock that are the subject of an award agreement shall be paid in cash to the recipient or purchaser and may be subject to forfeiture as set forth in the award agreement. The recipient of restricted stock units shall not have any of the rights of a stockholder of the Company; the Administrator shall be entitled to specify with respect to any restricted stock unit award that upon the payment of a dividend by the Company, the Company will hold in escrow an amount in cash equal to the dividend that would have been paid on the restricted stock units had they been converted into the same number of shares of our common stock and held by the recipient on that date. Upon adjustment and vesting of the restricted stock unit, any cash payment due with respect to such dividends shall be made to the recipient.
Termination of Employment, Consultancy or Director Relationship
Generally, upon termination of employment, consultancy or a director relationship for any reason during the restricted period, the recipient or purchaser will forfeit the right to the shares of restricted our common stock to the extent that the applicable restrictions have not lapsed at the time of such termination.
Common Stock Options
Types
Stock options to purchase shares of our commons stock may be granted under the Plan to directors and consultants in the form of nonqualified stock options and to employees in the form of incentive stock options or nonqualified stock options.
Exercise Price
The per share exercise price for shares underlying common stock options will be determined by the Administrator, provided that the exercise price must be at least equal to 100% of the fair market value per share of common stock on the date of grant. In the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of our stock, the per share exercise price must be at least equal to 110% of the fair market value per share of common stock on the date of grant.

Term of Option; Vesting
The term during which a common stock option may be exercised will be determined by the Administrator, provided that no common stock option will be exercisable more than ten (10) years from the date of grant. In the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries or affiliates, the term of such common stock option may not be more than five (5) years. The Administrator has full authority, subject to the terms of the Plan, to determine the vesting period or limitation or waiting period with respect to any common stock option granted to a participant or the shares purchased upon exercise of such option; provided, however, that such vesting restriction or limitation or waiting period shall not be less than one (1) year. In addition, the Administrator may, for any reason, accelerate the exercisability of any common stock option.
Other Awards
Stock Appreciation Rights
The Administrator may grant to an employee, consultant or a director a right to receive the excess of the fair market value of shares of our common stock on the date the stock appreciation right is exercised over the fair market value of such shares on the date the stock appreciation right was granted. Such spread may, in the sole discretion of the Administrator, be paid in cash or common stock or a combination of both.
Performance Awards
The Administrator may grant performance awards to employees based on the performance of a recipient over a specified period. Such performance awards may be awarded contingent upon future performance of the Company or its affiliates or subsidiaries during that period. A performance award may be in the form of common stock (or cash in an amount equal to the fair market value thereof) or the right to receive an amount equal to the appreciation, if any, in the fair market value of common stock over a specified period. Performance awards may be paid, in the Administrator’s discretion, in cash or stock or some combination thereof. Each performance award will have a maximum value established by the Administrator at the time the award is made. Unless otherwise provided in an award agreement or by the Administrator, performance awards terminate if the recipient does not remain an employee of the Company, or its affiliates or subsidiaries, at all times during the applicable performance period.
Other Stock-Based Awards
The Administrator may, in its discretion, grant other stock-based awards that are related to or serve a similar function to the awards described above.
Material Terms of Performance Goals for Qualified Performance-Based Compensation
Under section 162(m) of the Code, in order for us to deduct compensation in excess of $1,000,000 that is paid in any year to any “covered employee,” such compensation must be treated as “qualified performance-based,” within the meaning of section 162(m) of the Code. A “covered employee” is defined under section 162(m) of the Code as a company’s principal executive officer or any of such company’s three other most highly compensated executive officers named in the proxy statement (other than the principal executive officer or principal financial officer). Section 7 of the Plan sets forth the procedures the Administrator should follow to avoid the deductibility limitations of section 162(m) of the Code when making long-term incentive performance awards under the Plan to current covered employees and employees whom the Administrator anticipates may become covered employees between the time of grant and payment of the award. However, there can be no guarantee that amounts payable under the Plan will be treated as “qualified performance-based” compensation and we reserve the flexibility to pay nondeductible compensation when necessary to achieve our compensation objectives.
Among other things, in order for an award under Section 7 of the Plan to be treated as “qualified performance-based” compensation that is not subject to the $1,000,000 cap, stockholder approval of the material terms of the performance goals is required at least every five (5) years. The material terms include the employees eligible to receive the compensation, a description of the performance criteria and the maximum amount of compensation that may be paid to any one employee. A description of the material terms for qualified performance-based compensation in the Plan follows:
Employees Eligible to Receive Compensation. A performance-based award under the Plan may be granted to employees (including officers) of the Company, its subsidiaries and affiliates. In addition, a performance-based award may be granted to a person who is offered employment by the Company or a subsidiary or affiliate, provided that such award shall be immediately forfeited if such person does not accept such offer of employment within an established time period.
Performance Criteria. When making an award under the Plan, the Administrator may designate the award as “qualified performance-based compensation,” which means that performance criteria must be satisfied in order for an employee to be paid the award. Qualified performance-based compensation may be made in the form of restricted common stock, restricted stock units, common stock options, performance shares, performance units or other stock equivalents. Section 7 of the Plan includes the performance criteria the Administrator has adopted, subject to stockholder approval, for a “qualified performance-based compensation” award, which shall consist of objective tests based on one or more of the following:
•	earnings;
•	operating profits (including measures of earnings before interest, taxes, depreciation and amortization;
•	free cash flow or adjusted free cash flow;
•	cash from operating activities;
•	revenues;
•	net income (before or after tax);
•	financial return ratios;
•	market performance;
•	stockholder return and/or value;
•	net profits;
•	earnings per share;
•	profit returns and margins;
•	stock price;
•	working capital;
•	capital investments;
•	returns on assets;
•	returns on equity;
•	returns on capital investments;
•	selling, general and administrative expenses;
•	discounted cash flows;
•	productivity;
•	expense targets;
•	market share;
•	cost control measures;
•	strategic initiatives;

•	changes between years or periods that are determined with respect to any of the above-listed performance criteria;
•	net present value;
•	sales volume;
•	cash conversion costs;
•	leverage ratios;
•	maintenance of liquidity;
•	integration of acquired businesses;
•	operational efficiencies, including Lean Six Sigma initiatives;
•	regulatory compliance, including the Sarbanes-Oxley Act of 2002; and
•	economic profit.
Performance criteria may be measured solely on the Company, a subsidiary or business unit basis, on specific capital projects or groups of projects or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of one or more peer groups of entities or other external measure of the selected performance criteria. The measure for any such award may include or exclude items to retain the intents and purposes of specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, acceleration of payments, costs of capital invested, discount factors, and any unusual or nonrecurring gain or loss. In order to qualify as performance-based under section 162(m) of the Code, the performance criteria will be established before 25% of the performance period has elapsed and will not be subject to change (although future awards may be based on different performance criteria). The performance periods may extend over one to five calendar years, and may overlap one another.
Other Provisions
Termination, Amendment and Employee Retirement Income Security Act of 1974 (“ERISA”) Status
The Plan provides that the Administrator may generally amend, alter, suspend or terminate the Plan and the Administrator may prospectively or retroactively amend any or all of the terms of awards granted under the Plan, so long as any such amendment does not impair the rights of any recipient without the recipient’s consent. Stockholder approval is required for any material Plan amendment or any amendment necessary to comply with the tax code or any other applicable laws or stock exchange requirements. The Plan is not subject to the provisions of ERISA.
Anti-dilution Provisions
Subject to any required action by our stockholders, the number of shares of common stock covered by each outstanding award (and the purchase or exercise price thereof), and the number of shares of common stock that have been authorized for issuance under the Plan, but as to which no awards have yet been granted (or which have been returned to the Plan upon cancellation or expiration of an award or the withholding of shares by the Company) will be proportionately adjusted to prevent dilution or enlargement of rights in the event of any stock split, stock dividend, combination or reclassification of the common stock or other relevant capitalization change.
Prohibition on Loans to Participants
We may not lend money to any participant under the Plan for the purpose of paying the exercise or base price associated with any award or for the purpose of paying any taxes associated with the exercise or vesting of an award.
Withholding Obligations
We may take such steps as are considered necessary or appropriate for the withholding of any federal, state, local or foreign taxes of any kind that we are required by any law or regulation of any governmental authority to withhold in connection with any award under the Plan, including, without limiting the generality of the foregoing, the withholding of all or any portion of any payment or the withholding of the issue of common stock to be issued under the Plan, until such time as the recipient has paid us for any amount we are required to withhold with respect to taxes. Unless otherwise determined by the Administrator, withholding obligations may be settled with vested common stock, including vested common stock that is part of the award that gives rise to the withholding requirement. The Administrator may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with vested common stock.
Potential Dilutive Impact of the Plan
We are committed to effectively managing its employee equity compensation programs while minimizing stockholder dilution. For this reason, in administering our equity compensation program, we consider both our “burn rate” and “overhang” in evaluating the impact of the program on our stockholders. We define “burn rate” as the number of equity awards granted during the year, divided by the weighted average number of shares of our common stock outstanding during the period. The burn rate measures the potential dilutive effect of our equity grants. We define “overhang” as the number of full value awards granted (but not yet vested or issued) and stock options granted (but not yet exercised) divided by the number of shares of common stock outstanding at the end of the period.
Certain Federal Income Tax Consequences
The following is a brief summary of the principal federal income tax consequences of the receipt of restricted common stock and restricted stock units, the grant and exercise of common stock options awarded under the Plan and the subsequent disposition of shares acquired upon such exercise and the receipt of certain other awards under the Plan. This summary is based upon the provisions of the Code as in effect on the date of this offering circular, current regulations adopted and proposed thereunder and existing judicial decisions, as well as administrative rulings and pronouncements of the Internal Revenue Service (all of which are subject to change, possibly with retroactive effect). This summary is not intended to be exhaustive and does not describe all federal, state or local tax laws. Furthermore, the general rules discussed below may vary, depending upon the personal circumstances of the individual holder. Accordingly, participants should consult a tax advisor to determine the income tax consequences of any particular transaction.
Taxation of Restricted Common Stock
In general, except in the case of an election under section 83(b) of the Code, a participant will not incur any tax upon the grant of shares of stock which are subject to a substantial risk of forfeiture. However, when the restrictions lapse or the shares become freely transferable, the participant will recognize ordinary income equal to the fair market value of the applicable shares at such time, less the amount, if any, paid for such shares, unless the participant has made a section 83(b) election with respect to such shares or has elected to defer receipt of such shares, as discussed below.
If a participant makes a section 83(b) election within 30 days of a grant of restricted common stock, the participant will recognize ordinary income at the time of grant in an amount equal to the difference between the fair market value of the restricted shares on the grant date and the amount, if any, paid for such restricted shares. If the participant makes such an election, he or she will not recognize any further income with respect to such shares solely as a result of a later lapse of the restrictions.
If a participant holds the restricted common stock as a capital asset after the earlier of either (1) the vesting of such restricted common stock or (2) the making of a timely section 83(b) election with respect to such restricted common stock, any subsequent gain or loss will be taxable as long-term or short-term capital gain or loss, depending upon the holding period. For this purpose, the basis in the restricted common stock generally will be equal to the sum of the amount (if any) paid for the restricted common stock and the amount included in ordinary income as a result of the vesting event or section 83(b) election, as applicable; provided, however, that, if a participant forfeits restricted common stock with respect to which a section 83(b) election was made prior to vesting, the participant’s capital loss is limited to the amount (if any) paid for such restricted common stock.

In general, at the time a participant recognizes ordinary income with respect to the restricted common stock, will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, which deduction may be limited by section 162(m) of the Code.
Taxation of Restricted Stock Units; Stock Appreciation Rights; Performance Shares and Performance Units
In general, a participant will not incur any tax upon the grant of restricted stock units, stock appreciation rights, performance shares or performance units. However, when the restrictions lapse, the participant will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of any property received.
Taxation of Non-Qualified Stock Options
In general, a participant will not recognize any income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, however, a participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the non-qualified option stock on the date of exercise over the exercise price (i.e., the “spread”) and the Company will be entitled to a deduction in an equal amount, which may be limited by section 162(m) of the Code.
Upon subsequent sales of shares obtained through the exercise of non-qualified stock options, the participant may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the participant’s hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose generally will be fair market value of the shares on the date of exercise.
Taxation of Incentive Stock Options
A participant who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the participant to alternative minimum tax. If the shares acquired upon exercise are sold after the expiration of two years from the grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the participant recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise or (2) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by section 162(m) of the Tax Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the participant.
Taxation of Other Stock Based Awards
Other awards may be granted under Plan. Since the amount, character and timing of income recognized in connection with such awards will vary depending upon the specific terms and conditions of such awards, no information regarding the tax consequences of the receipt of such awards may be provided at this time.
Tax Withholding
Our obligations under the Plan are conditioned upon proper arrangements being in place with participants in the Plan for the payment of withholding tax obligations. Unless otherwise determined by the Administrator, withholding tax obligations may be settled with shares of our common stock, including shares that are part of the award that gives rise to the withholding obligation.
In light of the factors described above, the Administrator believes that the ability to grant equity compensation is vital to our ability to continue to attract, motivate, reward, and retain individuals.

PROPOSAL NO. 5

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Executive Compensation Table (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.
We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory vote, commonly referred to as a “say-on-pay” vote, gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):
RESOLVED, that the stockholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Executive Compensation Table of the Company’s 2023 Proxy Statement, as such compensation is disclosed in the Company’s 2023 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.
Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any board committee or the Company.
Vote Required
The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions will be counted as votes against this proposal and will have the same effect as a negative vote. Broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTED OFFICERS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS
As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

Annex A
THIRD CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

REKOR SYSTEMS, INC.
Rekor Systems, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
(1)
The Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended by deleting the second sentence of Article IV, Section 4.1 thereof in its entirety and inserting the following in lieu thereof:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Three Hundred Two Million (302,000,000) shares, of which Three Hundred Million (300,000,000) shares shall be designated as Common Stock with a par value of $0.0001 per share, and Two Million (2,000,000) shares shall be designated as Preferred Stock with a par value of $0.0001 per share.
(2)	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.
IN WITNESS WHEREOF, the Corporation has caused this Second Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as amended, to be executed and acknowledged by its duly appointed officer as of this [  ] day of April, 2024.
REKOR SYSTEMS, INC.

By:
	Name:	Robert Berman
	Title:	Chief Executive Officer
A-1

Annex B
REKOR SYSTEMS, INC.
2017 EQUITY AWARD PLAN

(as amended and restated as of    )

Section 1
Purpose; Definitions
The 2017 Equity Award Plan of Rekor Systems, Inc., a Delaware corporation (the “Company”), is intended to promote the best interests of the Company and its stockholders by (i) assisting the Company and its Affiliates in the recruitment and/or retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company, and (iii) associating the interests of such persons with those of the Company and its Affiliates and stockholders. The following capitalized terms shall have the following respective meanings when used in the Plan:
(a) “Administrator” means the Board, or its Committee appointed in accordance with Section 3 of the Plan, as shall be administering the Plan.
(b) “Affiliate” means (i) any Subsidiary of the Company, (ii) any Parent of the Company, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates, (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; and (v) any executive officer, director or ten percent (10%) shareholder of the Company.
(c) “Applicable Laws” means the legal requirements relating to the administration of plans providing one or more of the types of Awards described in the Plan and the issuance of Shares thereunder pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange rules or regulations and the applicable laws, rules and regulations of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(d) “Award” means a grant of an Option, Restricted Stock, including a Restricted Stock Purchase Right, Restricted Stock Unit, Stock Appreciation Right, Performance Award, Performance Share, Performance Unit or other stock-based Award under the Plan, all on a standalone, combination or tandem basis, as described in or granted under the Plan.
(e) “Award Agreement” means a written agreement between the Company and a Recipient evidencing the terms and conditions of an individual Award. The Award Agreement is subject to the terms and conditions of the Plan.
(f) “Board” means the Board of Directors of the Company.
(g) “Cause” shall mean, unless otherwise set forth in an Award Agreement or determined in writing by the Administrator, termination of a Recipient’s Continuous Service Status by the Company for any of the following reasons: (i) the conviction of the Recipient for committing, or entering a plea of nolo contendere by the Recipient with respect to, a felony under federal or state law or a crime involving moral turpitude; (ii) the commission of an act of personal dishonesty, embezzlement, or fraud involving personal profit that has caused or is reasonably expected to result in material injury to the Company; (iii) the willful misconduct, gross negligence or deliberate failure on the part of the Recipient to perform his or her employment duties with the Company in any material respect; (iv) the unauthorized use or disclosure by Recipient of any proprietary information or trade secrets of the Company or any other party to whom the Recipient owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (v) the failure to comply with Company policies or agreements with the Company, in any material respect.
(h) “Change in Control” shall mean the occurrence of any of the following events, each of which shall be determined independently of the others: (i) any “Person” (as hereinafter defined) becomes a

“beneficial owner” (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of a majority of the stock of the Company entitled to vote in the election of directors of the Company; (ii) individuals who are Continuing Directors of the Company (as hereinafter defined) cease to constitute a majority of the members of the Board; (iii) stockholders of the Company adopt and consummate (x) a plan of liquidation for all or substantially all of the assets of the Company or (y) an agreement providing for the distribution of all or substantially all of the assets of the Company; (iv) consummation of a merger, consolidation, other form of business combination or a sale of all or substantially all of its assets, with an unaffiliated third party, unless the business of the Company following consummation of such merger, consolidation or other business combination is continued following any such transaction by a resulting entity (which may be, but need not be, the Company) and the stockholders of the Company immediately prior to such transaction hold, directly or indirectly, at least a majority of the voting power of the resulting entity; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) shall not constitute a Change in Control; (v) there is a Change in Control of the Company of a nature that is reported in response to Item 5.01 of Current Report on Form 8-K or any similar item, schedule or form under the Exchange Act, as in effect at the time of the change, whether or not the Company is then subject to such reporting requirements; or (vi) the Company consummates a transaction which constitutes a “Rule 13e-3 transaction” (as such term is defined in Rule 13e-3 of the Exchange Act).
(i) “Code” means the Internal Revenue Code of 1986, as amended or replaced from time to time.
(j) “Committee” means one or more committee or subcommittees of the Board appointed by the Board to administer the Plan, in accordance with Section 3 below.
(k) “Common Stock” means the common stock, par value $0.0001, of the Company.
(l) “Company” has the meaning set forth above in this Section 1 of the Plan.
(m) “Consultant” means any person, including an advisor (but excluding an Employee), who is engaged by the Company or any Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.
(n) “Continuing Directors” shall mean the members of the Board on the Effective Date, provided that any person becoming a member of the Board subsequent to such date whose election or nomination for election was supported by at least a majority of the directors who then comprised the Continuing Directors shall be considered to be a Continuing Director; provided, however, that no individual initially elected or nominated as a Director as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be a Continuing Director.
(o) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that, for purposes of Incentive Stock Options, such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, any of its Affiliates or any of their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status so long as under the new title the person is still required to perform “substantial future services” (within the meaning of Treas. Reg. § 1.409A-1(d)) to the Company, its Affiliates or their respective successors.
(p) “Director” means a director serving on the Board who is not also an Employee; and who has been duly elected to the Board by the stockholders of the Company or by the Board under applicable corporate law. Neither service as a Director nor payment of a director’s fee by the Company shall, without more, constitute “employment” by the Company.

(q) “Disability” means permanent and total disability as determined under procedures established by the Administrator for the purposes of the Plan; provided, however, that (i) with respect to an Incentive Stock Option, such Disability must also fall within the meaning of “permanent and total disability” as defined in Section 22(e)(3) of the Code, and (ii) with respect to all Awards, to the extent required by Section 409A of the Code, such Disability must also fall within the meaning of “disabled” as defined in Section 409A(a)(2)(C) of the Code.
(r) “Effective Date” means the date described in Section 15(a) of the Plan.
(s) “Employee” means any common-law employee of the Company or any Affiliate, including Officers employed by the Company or any Affiliate; provided, however, that a person serving solely as an interim officer of the Company or any Affiliate shall not be deemed an Employee for the purposes of the Plan. Neither service as a Director nor payment of a director’s fee by the Company shall, without more, constitute “employment” by the Company.
(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto, or the rules and regulations promulgated thereunder.
(u) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on a U.S. national securities exchange, its Fair Market Value shall be either the mean of the highest and lowest reported sale prices of the stock (or, if no sales were reported, the average of the closing bid and asked price) or the last reported sale price of the stock, as determined by the Administrator in its discretion, on a U.S. national securities exchange for any given day or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be either the mean between the high bid and low asked prices or the last asked price, as determined by the Administrator for the Common Stock on any given day, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(iii) In the absence of an established regular public market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator pursuant to the reasonable application of a reasonable valuation method in accordance with the provisions of Section 409A of the Code and the regulations thereunder and, with respect to an Incentive Stock Option, in accordance with such regulations as may be issued under the Code; provided that with respect to an individual described in Section 5(c)(i)(A)(1) hereof, this Section 1(s)(iii) shall not be available if the resulting price fails to represent the Fair Market Value of the stock on the date of grant as determined in accordance with Sections 1(s)(i) or (ii) above.
(v) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(w) “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the Financial Industry Regulatory Authority (FINRA).
(x) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.
(y) “Officer” unless otherwise noted herein, means a person who is an officer of the Company or Affiliate.
(z) “Option” means a stock option granted pursuant to the Plan.
(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(bb) “Performance Award” means an Award granted pursuant to Section 6(b) of the Plan.
(cc) “Performance Share” means an Award granted pursuant to Section 6(c) of the Plan of a unit valued by reference to a designated number of Shares, which value may be paid to the Recipient upon achievement of such performance goals as the Administrator may establish.
(dd) “Performance Unit” means an Award granted pursuant to Section 6(d) of the Plan of a unit valued by reference to a designated number of Shares, which value may be paid to the Recipient upon achievement of such performance goals as the Administrator may establish.
(ee) “Plan” has the meaning set forth above in this Section 1 of the Plan.
(ab) “Recipient” means an Employee, former Employee, Consultant, former Consultant, Director or former Director who holds an outstanding Award.
(ac) “Reprice” means the reduction of the exercise price of Options or Stock Appreciation Rights previously awarded, and, at any time when the exercise price of Options or Stock Appreciation Rights is above the Fair Market Value of a share of Common Stock, the cancellation and re-grant or the exchange of such outstanding Options or Stock Appreciation Rights for either cash or a new Award with a lower (or no) exercise price.
(ad) “Restricted Stock” means Shares of Common Stock acquired pursuant to a grant of an Award or Restricted Stock Purchase Right under Section 4 of the Plan.
(ae) “Restricted Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 4 of the Plan.
(af) “Restricted Stock Unit” means a notional account established pursuant to an Award granted pursuant to Section 4 of the Plan that is (i) valued solely by reference to shares of Common Stock, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable in Common Stock, cash or a combination thereof. The Restricted Stock Unit awarded to the Recipient will vest according to time-based or performance-based criteria specified in the Award Agreement.
(ag) “Retirement” means an Employee’s retirement from active employment with the Company or any Affiliate as determined under a pension plan of the Company or any Affiliate applicable to the Employee; or the Employee’s termination of employment at or after age 55 under circumstances that the Administrator, in its sole discretion, deems equivalent to retirement.
(ah) “Rule 16b-3” means Rule 16b-3 promulgated under Section 16 of the Exchange Act, as such rule may be amended from time to time, and any successor rule, regulation, or statue fulfilling the same or a similar function.
(ai) “Section 162(m) Exception” means the exception on “applicable employee remuneration” under Section 162(m) of the Code for “qualified performance-based compensation.”
(aj) “Service Provider” means an Employee, Director or Consultant.
(ak) “Stock Appreciation Right” means an Award granted pursuant to Section 6(a) of the Plan.
(al) “Share” means a share of the Common Stock, as adjusted in accordance with Section 9 of the Plan.
(am) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(an) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.
Section 2
Shares Subject to the Plan
(a) Shares Available for Issuance. Subject to the provisions of Section 9 of the Plan, the aggregate maximum number of Shares available for grants of Awards under the Plan is 10,000,000 Shares. Awards may be issued entirely in the form of Incentive Stock Options or through any combination of any one or more of the forms of Awards authorized under the terms of the Plan. The Shares subject to an Award under the Plan may be authorized but unissued, or reacquired Common Stock or treasury shares.
(b) Shares Eligible for Reissuance. If any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a Stock Appreciation Right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan on a one-for-one basis. In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis.
(c) Dividends on Awards with Performance Goals. If an Award under the Plan is subject to vesting based on achievement of certain performance goals, any dividend and dividend equivalents with respect to such Award shall be paid only upon and to the extent that the underlying Award vests.
(d) Substitute Awards. Substitute Awards shall not reduce the Shares authorized for grant under the Plan, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in paragraph (a) above. Additionally, in the event that a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in paragraphs (a) and (b) above); provided, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
Section 3
Administration of the Plan
(a) Administration; Committee Composition. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board; provided, that, if applicable, with (i) respect to any Award that is intended to satisfy the requirements of Rule 16b-3, such Committee shall consist of at least the number of Directors as is required by Rule 16b-3 and each such Director shall satisfy the required qualifications of such rule and (ii) with respect to any Award that is intended to satisfy the requirements of the Section 162(m) Exception, such Committee shall consist of at least the number of Directors satisfying the requirements of the Section 162(m) Exception. Committee members shall serve for such term(s) as the Board may determine, subject to removal by the Board at any time. The Committee shall act by a majority of its members, or if there are only two members of such Committee, by unanimous consent of both members. If at any time there is no Committee in office, the functions of the Committee specified in the Plan shall be carried out by the Board.
(b) Powers of the Administrator. Except for the terms and conditions explicitly set forth in the Plan, and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have exclusive authority, in its discretion, to determine the Fair Market Value of the Common Stock in accordance with Section 1(s) of the Plan and to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted an Award, the type of Award, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, including, without limitation, vesting, acceleration of vesting, exercisability, termination, substitution, cancellation, forfeiture, or repurchase of an Award and the terms of any instrument that evidences the Award. The Administrator shall also have exclusive authority to interpret the Plan and its rules and regulations, and to make all other determinations deemed necessary or advisable under or for administering the Plan, subject to Section 13 of the Plan. All actions taken and determinations made by the Administrator pursuant to the Plan shall be conclusive and binding on all parties involved or affected. The Administrator may, by a majority of its members then in office, authorize any one or more of its members or any Officer of the Company to execute and deliver documents on behalf of the Administrator, or delegate to an Officer of the Company the authority to make decisions pursuant to Section 5(d) of the Plan, provided that the Administrator may not delegate its authority with regard to the selection for participation of or the granting of Awards to persons subject to Section 13 of the Exchange Act.
(c) Compliance with Section 409A of the Code. Awards granted under the Plan shall be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code and the regulations thereunder. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement shall incorporate the terms and conditions necessary to avoid the imposition of an additional tax under Section 409A of the Code upon a Recipient. Notwithstanding any other provision of the Plan or any Award Agreement (unless the Award Agreement provides otherwise with respect to this Section 3): (i) an Award shall not be granted, deferred, accelerated, extended, paid out, settled, substituted or modified under the Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Recipient; and (ii) if an Award constitutes “deferred compensation” within the meaning of Section 409A of the Code, and if the Recipient holding the Award is a “specified employee” (as defined in Section 409A of the Code, with such classification to be determined in accordance with the methodology established by the Company), no distribution or payment of any amount on account of a “separation from service” (as defined in Section 409A of the Code) shall be made before a date that is six (6) months following the date of such separation from service, or, if earlier, the date of the Recipient’s death. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or non-United States law. Neither the Company, nor its Affiliates, nor their respective Directors, Officers, Employees or advisers shall be liable to any Recipient (or any other individual claiming a benefit through the Recipient) for any tax, interest, or penalties the Recipient might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.
(d) “Double Trigger” Change in Control Vesting. Unless otherwise expressly set forth in an award agreement, if awards granted under the Plan are assumed by a successor in connection with a change in control of the Company, such awards will not automatically vest and pay out solely as a result of the Change in Control.
Section 4
Restricted Stock Award, Restricted Stock Purchase Right and Restricted Stock Units
(a) Awards of Restricted Stock and Restricted Stock Units and Restricted Stock Purchase Rights. Shares of Restricted Stock or Restricted Stock Units may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall determine the individuals to whom it will award Restricted Stock or Restricted Stock Units under the Plan, and it shall advise the Recipient in writing, by means of an Award Agreement, of the terms, conditions and restrictions related to the Award, including the number of Shares of Restricted Stock or Restricted Stock Units to be awarded to the Recipient, the price to be paid, if any, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in this Section 4. The purchase price of the Shares subject to the Restricted Stock Purchase Rights shall be as determined by the Administrator. The Administrator may condition the grant or vesting of Restricted Stock or Restricted Stock Units upon the attainment of specified performance goals of the Recipient or of the Company, its Affiliates for or within which the Recipient is primarily employed, or upon such other factors as the Administrator shall determine. The provisions of an Award need not be the same with respect to each Recipient. The terms of the Award of Restricted Stock or Restricted Stock Units shall comply in all respects with Applicable Law and the terms of the Plan.

(b) Awards and Certificates. Each Award shall be confirmed by, and subject to the terms of, an Award Agreement. Shares of Restricted Stock shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more stock certificates. The Administrator may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Recipient shall have delivered to the Company a stock power, endorsed in blank, relating to the Shares covered by such Award. Any certificate issued with respect to Shares of Restricted Stock shall be registered in the name of such Recipient and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:
“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS (INCLUDING FORFEITURE) SET FORTH IN THE REKOR SYSTEMS, INC. 2017 EQUITY AWARD PLAN AND THE AWARD AGREEMENT, BETWEEN THE COMPANY AND THE REGISTERED HOLDER. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE AT THE OFFICE OF THE SECRETARY OF REKOR SYSTEMS, INC. ANY TRANSFER OR PURPORTED TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IN VIOLATION OF SUCH AWARD AGREEMENT SHALL BE NULL AND VOID.”
(c) If and when the Restriction Period (hereinafter defined) expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the Recipient may request that unlegended certificates for such Shares be delivered to the Recipient. Such certificates may bear a legend pursuant to Section 13, despite the removal of any legend under this Section 4.
(d) Terms and Conditions. Shares of Restricted Stock and Restricted Stock Units shall be subject to the following terms and conditions:
(i) Restriction Period. Subject to the provisions of the Plan and the terms of the Award Agreement, during a period set by the Administrator, commencing with the date of grant of such Award (the “Restriction Period”), which shall not be less than one (1) year, the Recipient shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock or Restricted Stock Units (the “Restrictions”). The Administrator may provide for the lapse of such Restrictions in installments or otherwise and may accelerate or waive such Restrictions, in whole or in part, in each case based on period of service, performance of the Recipient or of the Company, its Affiliates, division or department for which the Recipient is employed or such other factors or criteria as the Administrator may determine.
(ii) Repurchase Option. Unless the Administrator determines otherwise, the Award Agreement granting a Restricted Stock Purchase Right of Restricted Stock shall grant the Company a repurchase option exercisable during the Restriction Period upon the voluntary or involuntary termination of the Recipient’s employment with the Company for any reason (including death or disability). Subject to any requirements of the Applicable Laws, the terms of the Company’s repurchase option (including without limitation the price at which, and the consideration for which, it may be exercised, and the events upon which it shall lapse) shall be as determined by the Administrator in its sole discretion and reflected in the Award Agreement for such Restricted Stock Purchase Rights.
(iii) Rights of Restricted Stock Recipients. Except as provided in this Section 4(d) of the Plan, the applicable Award Agreement and Applicable Law, the Recipient shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Award Agreement, including, if so provided in the Award Agreement, the right to vote the Shares and the right to receive any cash dividends. Unless otherwise determined by the Administrator in the applicable Award Agreement for the Restriction Period, (A) cash dividends on the Shares that are the subject of the Award Agreement shall be paid in cash to the Recipient and may be subject to forfeiture as provided in the Award Agreement and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock. If there is a pro rata distribution of warrants or other rights to acquire shares of Common Stock, then the Recipient shall have the right to participate in or receive such warrants or other rights, provided, however, that any shares of Common Stock acquired pursuant to the exercise of such warrants or other rights shall be subject to the same vesting requirements and restrictions as the underlying Common Stock.
(iv) Rights of Restricted Stock Unit Recipients. The Recipient of Restricted Stock Units shall not have any of the rights of a stockholder of the Company and has no right to vote any shares of Common Stock or to receive any cash dividend. The Administrator shall be entitled to specify in a Restricted Stock Unit Award Agreement that in the event that the Company declares a dividend on its Common Stock, the Company will hold in escrow an amount in cash equal to the dividend that would have been paid on the Restricted Stock Units had they been converted into the same number of shares of Common Stock and held by Recipient on the record date of such dividend. Upon adjustment and vesting of the Restricted Stock Unit, any cash payment due with respect to such dividends shall be made to the Recipient.
(v) Termination of Service Provider Relationship. Except to the extent otherwise provided in the applicable Award Agreement or the Plan or otherwise expressly authorized by the Administrator in its sole discretion, if a Recipient ceases to be a Service Provider for any reason during the Restriction Period, all Shares or Restricted Stock Units still subject to restriction shall be forfeited by the Recipient.
(e) Other Provisions. The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion, including, without limitation, provisions relating to tax matters including wage withholding requirements and prohibitions on elections by the Recipient under Section 83(b) of the Code. In addition, the terms of the Award Agreements for Restricted Stock or Restricted Stock Units need not be the same with respect to each Recipient.
Section 5
Options
(a) Limitations on Options. For a Director, each Option shall be designated in the written Award Agreement as a Non-Qualified Stock Option. For an Employee, each Option shall be designated in the written Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation for an Employee, to the extent that Incentive Stock Options are amended, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Recipient during any calendar year (under all plans of the Company and any Affiliate) exceeds $100,000 or other circumstances exist that would cause the Options to lose their status as Incentive Stock Options, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 5, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. If an Option is granted hereunder that is part Incentive Stock Option and part Non-Qualified Stock Option due to becoming first exercisable in any calendar year in excess of $100,000, the Incentive Stock Option portion of such Option shall become exercisable first in such calendar year, and the Non-Qualified Stock Option portion shall commence becoming exercisable once the $100,000 limit has been reached.
(b) Term of Option. The term of each Option shall be stated in the Award Agreement but shall be no longer than ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Recipient who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary (taking into account the attribution rules under Section 424(d) of the Code), the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c) Option Exercise Price and Consideration.
(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
(A) In the case of an Incentive Stock Option,

(1) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary (taking into account the attribution rules under Section 424(d) of the Code), the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant, or
(2) granted to any Employee other than an Employee described in paragraph (A)(1) immediately above, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.
(B) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant; provided, that in the case of Substitute Awards, the exercise price may be less than 100% of Fair Market Value per Share on the date of grant.
(ii) Waiting Period and Exercise Dates. The Administrator shall have the authority, subject to the terms of the Plan, to determine any vesting restriction or limitation or waiting period with respect to any Option granted to a Recipient or the Shares acquired pursuant to the exercise of such Option; provided, however, that such vesting restriction or limitation or waiting period shall not be less than one (1) year.
(iii) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Unless limited by the Administrator, such consideration may consist entirely of:
(A) cash (in the form of a certified or bank check or such other instrument as the Company may accept);
(B) other Shares owned on the date of exercise of the Option by the Recipient based on the Fair Market Value of the Common Stock on the date the Option is exercised; provided, however, that in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted;
(C) any combination of (A) and (B) above;
(D) by delivery of a properly executed exercise notice together with such other documentation as the Administrator and a qualified broker, if applicable, shall require to effect an exercise of the Option, and delivery to the Company of the proceeds required to pay the exercise price;
(E) by requesting that the Company withhold such number of Shares then issuable upon exercise of the Option as will have a Fair Market Value equal to the exercise price of the Shares being acquired upon the exercise of the Option; or
(F) such other consideration and method of payment for the issuance of Shares to the extent permitted by the Administrator and Applicable Laws.
(d) Exercise of Option.
(i) Procedure for Exercise; Rights as a Stockholder. Except as otherwise authorized by the Administrator, any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. If the Administrator provides that any Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. The Administrator may at any time, in whole or in part, accelerate the exercisability of any Option.
An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator in accordance with

Section 5(c)(iii) of the Plan and permitted by the Award Agreement. Shares issued upon exercise of an Option shall be issued in the name of the Recipient. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.
(ii) Termination of Relationship as Employee. If a Recipient ceases to be an Employee, other than for Cause or upon the Recipient’s death, Disability or Retirement, the Recipient, subject to the restrictions of this Section 5(d)(ii), may exercise his or her Option within the time specified in this Section 5(d)(ii) to the extent that the Option is vested on the date of termination, including any acceleration of vesting granted by the Administrator, and has not yet expired as set forth in the Award Agreement. Unless otherwise set forth in the Award Agreement, such Option may be exercised as follows: (i) if the Option is a Non-Qualified Stock Option, it shall remain exercisable for the lesser of the remaining term of the Option or three (3) months from the date of such termination of the relationship as a Service Provider; provided, however, that if the Recipient dies within such three-month period, any unexercised Option held by such Recipient shall, notwithstanding the expiration of such three-month period, continue to be exercisable (to the extent to which it was exercisable at the time of death) for the lesser of a period of twelve (12) months from the date of such death, the expiration of the stated term of such Option; or (ii) if the Option is an Incentive Stock Option, it shall remain exercisable for the lesser of the term of the Option or three (3) months following the Recipient’s termination of his or her relationship as a Service Provider; provided, however, that if the Recipient dies within such three-month period, any unexercised Option held by such Recipient shall, notwithstanding the expiration of such three-month period continue to be exercisable (to the extent to which it was exercisable at the time of death) for the lesser of a period of twelve (12) months from the date of such death, the expiration of the stated term of such Option, or the exercise period that applies for purposes of Section 422 of the Code. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Administrator has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If a Recipient ceases to be a Service Provider for Cause, the Option shall immediately terminate, and the Shares covered by such Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
Notwithstanding the above, in the event of a Recipient’s change in status from Employee to non-Employee Officer or Director, the Recipient shall not automatically be treated as if the Recipient terminated his or her relationship as a Service Provider, nor shall the Recipient be treated as ceasing to provide services to the Company solely as a result of such change in status. In the event a Recipient’s status changes from Employee to non-Employee Officer or Director, an Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option three (3) months and one (1) day following such change of status.
(iii) Disability of Employee. If, as a result of the Recipient’s Disability, a Recipient ceases to be an Employee, the Recipient may exercise his or her Option subject to the restrictions of this Section 5(d)(iii) and within the period of time specified herein to the extent the Option is vested on the date of termination, including any acceleration of vesting granted by the Administrator, and has not yet expired as set forth in the Award Agreement. Unless otherwise set forth in the Award Agreement, such Option shall be exercisable for the lesser of the remaining period of time specified in the Award Agreement or twelve (12) months from the date of such termination. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Administrator has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods applicable under Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.
(iv) Death of Employee. If a Recipient dies while an Employee, the Option may be exercised subject to the restrictions of this Section 5(d)(iv) and within such period of time as is specified in the Award Agreement (but in no event later than the earlier of twelve (12) months from the date of such death or the expiration of the term of such Option as set forth in the Award Agreement), but only to the extent that the Option is vested on the date of death, including any acceleration of vesting granted by the Administrator, and has not yet expired as set forth in the Award Agreement. If, at the time of death, the Recipient is not vested as to his or her entire Option and the Administrator has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Recipient’s estate or, if none, by the person(s) entitled to exercise the Option under the Recipient’s will or the applicable laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the event of termination of employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.
(v) Retirement of Employee.
(A) Non-Qualified Stock Options. If, as a result of the Recipient’s Retirement, a Recipient ceases to be an Employee, the Recipient may, subject to the restrictions of this Section 5(d)(v), exercise his or her Non-Qualified Stock Option within the time specified herein to the extent the Option is vested on the date of termination, including any acceleration of vesting granted by the Administrator, and has not yet expired as set forth in the Award Agreement. Unless otherwise set forth in the Award Agreement, such Option may be exercised for the lesser of the remaining period of time specified in the Award Agreement or three (3) years following the Recipient’s Retirement. Notwithstanding the foregoing, if the Recipient dies within such three-year (or shorter) period, any unexercised Non-Qualified Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of death or the expiration of the stated term of such Option, whichever period is shorter.
(B) Incentive Stock Options. If the Recipient holds an Incentive Stock Option and ceases to be an Employee by reason of his or her Retirement, such Incentive Stock Option may continue to be exercisable by the Recipient to the extent to which it was exercisable at the time of Retirement for a period of three (3) months from the date of Retirement or the expiration of the stated term of such Option, whichever period is the shorter of the two. Notwithstanding the foregoing, if the Recipient dies within such three-month period, any unexercised Incentive Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death, the expiration of the stated term of such Option, or the exercise period that applies for purposes of Section 422 of the Code, whichever period is shorter.
If, on the date of termination due to Retirement, the Recipient is not vested as to his or her entire Option and the Administrator has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination due to Retirement, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
(vi) Termination of Relationship as Director. Except as otherwise set forth in the Award Agreement, if a Recipient ceases to be a Director, other than for Cause, the Recipient, subject to the restrictions of this Section 5(d)(vi) and to the extent that the Option is vested on the date of termination of service as a Director, including any acceleration of vesting granted by the Administrator, may exercise his or her Option for the lesser of the remaining term of the Option or three (3) years from the date of such termination of the service as a Director. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Administrator has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If a Recipient ceases to be a Director for Cause, the Option shall immediately terminate, and the Shares covered by such Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
(vii) Death of Director. If a Recipient dies while a Director, the Option may be exercised subject to the restrictions of this Section 5(d)(vii) and within such period of time as is specified in the Award Agreement (but in no event later than the earlier of three (3) years or the expiration of the term of such Option as set forth in the Award Agreement), but only to the extent that the Option is vested on the date of death, including any acceleration of vesting granted by the Administrator, and has not yet expired as set forth in the Award Agreement. If, at the time of death, the Recipient is not vested as to his or her entire Option and the Administrator has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Recipient’s estate or, if none, by the person(s) entitled to exercise the Option under the Recipient’s will or the applicable laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
(viii) Cash Out Provisions. On receipt of written notice of exercise, to the extent permitted by Section 409A of the Code and the regulations thereunder, the Administrator may elect, but shall not be required, to cash out all or any part of the shares of Common Stock for which an Option is being exercised by paying the Recipient an amount, in cash, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which an Option is being exercised on the effective date of such cash out. Cash outs pursuant to this Section 5(d)(viii) relating to Options held by Recipients who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the provisions of Section 16 of the Exchange Act and the rules promulgated thereunder, to the extent applicable.
(ix) No Option Repricing. Except as provided in Section 9 of the Plan, the Administrator shall not be permitted to Reprice an Option after the date of grant without the approval of the Company’s stockholders.
Section 6
Other Awards
The Administrator, in its sole discretion, but subject to the terms of the Plan, may grant the following types of Awards (in addition to or in combination with the Awards of Options and Restricted Stock described above) under the Plan on a standalone, combination or tandem basis:
(a) Stock Appreciation Right. The Administrator may grant a right to receive the excess of the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted (the “Spread”). Upon exercise of a Stock Appreciation Right, the Spread with respect to a Stock Appreciation Right will be payable in cash, Shares with a total Fair Market Value equal to the Spread or a combination of these two. The terms of the Award Agreements granting Stock Appreciation Rights need not be the same with respect to each Recipient. The term of each Stock Appreciation Right shall be stated in the Award Agreement but shall be no longer than ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. A Stock Appreciation Right shall be subject to adjustment as provided in Section 9 of the Plan. Except as provided in Section 9 of the Plan, the Administrator shall not be permitted to Reprice a Stock Appreciation Right after the date of grant without the approval of the Company’s stockholders. The Administrator may provide for the automatic exercise on the last day of the term for any Stock Appreciation Right where the Fair Market Value of the Stock Appreciation Right is greater than zero.
(b) Performance Award. The Administrator may grant a Performance Award based on the performance of the Recipient over a specified performance period. A Performance Award may be awarded to an Employee contingent upon future performance of the Company or any Affiliate, division or department thereof in which such Employee is employed, if applicable, during the performance period. The Administrator shall establish the performance measures applicable to such performance prior to the beginning of the performance period, but subject to such later revisions as the Administrator may deem appropriate to reflect significant, unforeseen events or changes. The Performance Award may consist of a right to receive Shares (or cash in an amount equal to the Fair Market Value thereof) or the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of Shares over a specified period. Payment of a Performance Award may be made following the end of the performance period in cash, Shares (based on the Fair Market Value on the payment date) or a combination thereof, as determined by the Administrator, and in a lump sum or installments as determined by the Administrator. Except as otherwise provided in an Award Agreement or as determined by the Administrator, a Performance Award shall terminate if the Recipient does not remain continuously in the employ of the Company at all times during the applicable performance period. The terms of the Award Agreements granting Performance Awards need not be the same with respect to each Recipient.
(c) Performance Shares. The Administrator may grant Performance Shares to a Recipient. Performance Shares may be awarded to an Employee contingent upon future performance of the Company or any Affiliate, division or department thereof in which such Employee is employed, if applicable, during the performance period. The Administrator will set the performance periods and performance objectives that, depending on the extent to which they are met, will determine the number of Performance Shares payable in cash, Shares, or a combination of cash and Shares, as applicable. Unless otherwise provided in an Award Agreement or determined by the Administrator, Performance Share Awards shall terminate if the Recipient does not remain an Employee of the Company or its Affiliates at all times during the applicable performance period. The terms of the Award Agreements granting Performance Shares need not be the same with respect to each Recipient.
(d) Performance Units. The Administrator may grant Performance Units that will result in a payment to an Employee only if performance goals established by the Administrator are achieved. The Administrator will set the performance periods and performance objectives that, depending on the extent to which they are met, will determine the amount of Performance Units payable in cash, Shares, or a combination of cash and Shares, as applicable. Unless otherwise provided in an Award Agreement or determined by the Administrator, Performance Unit awards shall terminate if the Recipient does not remain an Employee of the Company, or its Affiliates at all times during the applicable performance period. The terms of the Award Agreements granting Performance Units need not be the same with respect to each Recipient.
(e) Other Share-Based Awards. The Administrator may, in its discretion, grant other Share-based Awards which are related to or serve a similar function to those Awards set forth in this Section 6.
Section 7
Qualified Performance-Based Compensation
The Administrator may designate any Award as “qualified performance-based compensation” for purposes of the Section 162(m) Exception. Accordingly, in the case of such Awards, the Plan shall be administered and the provisions of the Plan or any related Award Agreement shall be interpreted in a manner consistent with the Section 162(m) Exception. Any Awards designated as “qualified performance-based compensation” shall be conditioned on the achievement of objective goals based on one or more of the following performance measures as determined by the Administrator:
(i) earnings;
(ii) operating profits (including measures of earnings before interest, taxes, depreciation and amortization (“EBITDA”), or adjusted EBITDA);
(iii) free cash flow or adjusted free cash flow;
(iv) cash from operating activities;
(v) revenues;

(vi) net income (before or after tax);
(vii) financial return ratios;
(viii) market performance;
(ix) stockholder return and/or value;
(x) net profits;
(xi) earnings per share;
(xii) profit returns and margins;
(xiii) stock price;
(xv) working capital;
(xvi) capital investments;
(xvii) returns on assets;
(xviii) returns on equity;
(xix) returns on capital investments;
(xx) selling, general and administrative expenses;
(xxi) discounted cash flows;
(xxii) productivity;
(xxiii) expense targets;
(xxiv) market share;
(xxv) cost control measures;
(xxvi) strategic initiatives;
(xxvii) changes between years or periods that are determined with respect to any of the above-listed performance criteria;
(xxviii) net present value;
(xxix) sales volume;
(xxx) cash conversion costs;
(xxxi) leverage ratios;
(xxxii) maintenance of liquidity;
(xxxiii) integration of acquired businesses;
(xxxiv) operational efficiencies, including Lean Six Sigma initiatives;
(xxxv) regulatory compliance, including the Sarbanes-Oxley Act of 2002; and
(xxxvi) economic profit.
Performance criteria may be measured solely on a Company, Affiliate or business unit basis, on specific capital projects or groups of projects or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. The measure for any such award may include or exclude items to retain the intents and purposes of specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts, acceleration of payments, costs of capital invested, discount factors, and any unusual or nonrecurring gain or loss. The performance criteria (and any exclusions) will be established by the Administrator before the earlier of (i) 90 days after the commencement of the applicable performance period and (ii) 25% of the performance period has elapsed and will not be subject to change (although future awards may be based on different performance criteria). The performance periods may extend over one (1) to five (5) calendar years, and may overlap one another.
Notwithstanding any provision of the Plan (other than Article 11), with respect to any Award that is subject to this Section 7, the Administrator may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Administrator may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Recipient or as otherwise determined by the Administrator in special circumstances. The Administrator must certify, in writing the amount of the Award for each Recipient for such performance period before payment of the Award is made
Section 8
Non-Transferability of Awards
Unless otherwise specified by the Administrator in the Award Agreement, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than (i) by will or by the laws of descent or distribution, (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder), (iii) to family members of a Recipient or trusts for the benefit of family members of a Recipient in transactions not involving payment of consideration or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”). Options and other Awards may be exercised, during the lifetime of the Recipient, only by the Recipient or by the guardian or legal representative of the Recipient or by an alternate payee pursuant to a qualified domestic relations order. Any attempt to assign, pledge or otherwise transfer any Award or any right or privileges conferred thereby, contrary to the Plan, or the sale or levy or similar process upon the rights and privileges conferred hereby, shall be void.
Section 9
Adjustments upon Changes in Capitalization
Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, special cash dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that (a) conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration;” and (b) no adjustment shall be made below par value and no fractional shares of Common Stock shall be issued. Such adjustment shall be made by the Board in its sole discretion, whose determination in that respect shall be final, binding and conclusive. In the event of an extraordinary cash dividend, the Administrator may, in its sole discretion, equitably adjust the aggregate number of Shares available under the Plan, as well as the exercise price, number of Shares and other appropriate terms of any outstanding Award in order to preserve the intended benefits of the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.
Section 10
Eligibility for Awards
Awards may be granted to Employees and Directors. In addition, an Award may be granted to a person who is offered employment by the Company or an Affiliate, provided that such Award shall be immediately forfeited if such person does not accept such offer of employment within such time period as the Company or Affiliate may establish. If otherwise eligible, an Employee or Director who has been granted an Award may be granted additional Awards.

Section 11
Date of Grant
The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Recipient within a reasonable time after the date of such grant.
Section 12
Amendment and Termination of the Plan
(a) Amendment and Termination. Subject to this Section 12, the Board may at any time amend, alter, suspend or terminate the Plan. Subject to Section 7 and the other terms of the Plan, the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Recipient without the Recipient’s consent.
(b) Stockholder Approval. The Company shall obtain stockholder approval of any material Plan amendment and any amendment to the extent necessary and desirable to comply with the Code (or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law, rule or regulation.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Recipient (except such an amendment made to comply with Applicable Law, including without limitation, Section 409A of the Code, stock exchange rules or accounting rules), unless mutually agreed otherwise between the Recipient and the Administrator, which agreement must be in writing and signed by the Recipient and the Company.
Section 13
Conditions upon Issuance of Shares
(a) Legal Compliance. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to receiving an Award, the Company may require the Recipient to represent and warrant at the time of any such exercise, purchase or vesting that the Shares are being purchased or held only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise, purchase or vesting of Awards granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to certain restrictions on transfer and certain conditions regarding the voting rights of such Shares, as reflected in the applicable Award Agreement. In addition, Awards issued prior to the date on which the Common Stock becomes a Listed Security shall require the Recipient to agree to a lock-up agreement in connection with public offerings of the Company’s stock that applies to all capital stock and rights to purchase capital stock of the Company held by the Recipient on such terms and subject to such conditions as are reflected in the applicable Award Agreement. The Administrator may cause a legend or legends to be placed on any certificates for Shares or other securities delivered under the Plan as it may deem appropriate to make reference to such legal rules and restrictions, or to impose any restrictions on transfer.
(b) Withholding Obligations. The Administrator may take such steps as are considered necessary or appropriate for the withholding of any federal, state, local or foreign taxes of any kind which the Company is required by any law or regulation of any governmental authority to withhold in connection with any Award under the Plan, including, without limiting the generality of the foregoing, the withholding of all or any portion of any payment or the withholding of the issue of Common Stock to be issued under the Plan, until such time as the Recipient has paid the Company for any amount which the Company is required to withhold with respect to taxes. Unless otherwise determined by the Administrator, withholding obligations may be settled with vested Common Stock, including vested Common Stock that is part of the Award that gives rise to the withholding requirement. The Administrator may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with vested Common Stock.
(c) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
(d) Grants Exceeding Allotted Shares. If the number of Shares covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Applicable Law and Section 12(b) of the Plan.
Section 14
Information and Documents to Recipients
Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Recipient during the period such Recipient has one or more Awards outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Awards under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information. Furthermore, prior to the date, if any, upon which the Common Stock becomes a Listed Security, to the extent that the Company is relying on the exemption from registration under Section 12(g) of the Exchange Act provided in Rule 12h-1(f)(1) under the Exchange Act, the Company shall provide each Recipient the information described in Rules 701(e)(3), (4), and (5) under the Securities Act not less frequently than every six months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Recipient or by written notice to the Recipients of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information.
Section 15
General Provisions
(a) Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company (“Effective Date”), provided that such approval occurs on or before the first anniversary of the date of its adoption by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 12 of the Plan.
(b) No Contract of Employment. Neither the Plan nor any Award hereunder shall confer upon an individual any right with respect to continuing such individual’s employment relationship with the Company, nor shall they interfere in any way with such individual’s right or the Company’s right to terminate such employment relationship at any time, with or without cause.
(c) Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
(d) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.
(e) Prohibition on Loans to Recipients. The Company shall not lend funds to any Recipient for the purpose of paying the exercise or base price associated with any Award or for the purpose of paying any taxes associated with the exercise or vesting of an Award.

(f) Unfunded Status of Plan. It is intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payment; provided, however, that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.
(g) Liability of Administrator. Except as provided under Applicable Law, no member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it. Neither the Company, the Board nor the Committee, nor any Affiliate, nor any directors, officers or employees thereof, shall be liable to any Recipient or other person if it is determined for any reason by the Internal Revenue Service or any court that an Incentive Stock Option granted hereunder does not qualify for tax treatment as an “incentive stock option” under Section 422 of the Code.
(h) Return and/or Forfeiture of Performance-Based Payments or Awards. Notwithstanding any other provision in this Plan or in any Award Agreement, in the event that pursuant to the terms or requirements of the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or of any applicable laws, rules or regulations promulgated by the Securities and Exchange Commission from time to time, and in the event any Award is based upon the satisfaction of financial performance metrics which are subsequently reversed due to a restatement or reclassification of financial results of the Company, then any payments made or awards granted shall be returned and forfeited to the extent required and as provided by applicable laws, rules, regulations or listing requirements.
(i) Participants in Foreign Countries. The Administrator shall have the authority to adopt such modifications, procedures and sub-plans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Affiliates may operate to assure the viability of the benefits from Awards granted to Recipients performing services in such countries and to meet the objectives of the Plan.
* * *

REKOR

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O REKOR SYSTEMS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

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VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/REKR2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V36754-Z87152 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

REKOR SYSTEMS, INC.

The Board of Directors recommends you vote FOR ALL the nominees.

	For All	Withhold All	For All Except
1. Election of Directors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert A. Berman
02) Paul A. de Bary
03) Glenn Goord
04) David Hanlon
05) Steven D. Croxton
06) Sanjay Emani Sarma
07) Timothy Davenport
08) Andrew Meyers
09) Anne Townsend

The Board of Directors recommends you vote FOR the following proposals.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V36755-Z87152

REKOR SYSTEMS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
April 18, 2024

The stockholder(s) hereby appoint Robert A. Berman and Eyal Hen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Rekor Systems, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at NASDAQ Marketsite® - 4 Times Square, 2nd Floor, New York, NY 10036 and virtually via a live video webcast at www.virtualshareholdermeeting.com/REKR2024 at 10:30 a.m., Eastern time on Thursday April 18, 2024, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR ALL” OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR ELECTION TO THE BOARD OF DIRECTORS, AND “FOR” PROPOSALS 2, 3, 4, AND 5.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side